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                       SECOND AMENDED AND RESTATED CREDIT
                                    AGREEMENT

                           dated as of March 23, 1998

                                  by and among


                                 NCO GROUP, INC.
                            AND ITS U.S. SUBSIDIARIES

                                       and

             THE FINANCIAL INSTITUTIONS identified herein as Lenders
                         and MELLON BANK, N.A., as Agent


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                                TABLE OF CONTENTS
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ARTICLE I:  CREDIT FACILITY.....................................................................................  2
                  1.1      COMMITMENT TO LEND...................................................................  2
                  1.2      JOINT AND SEVERAL OBLIGATIONS........................................................  2
                  1.3      MANNER OF BORROWING..................................................................  2
                  1.4      SCHEDULED REPAYMENTS.................................................................  4
                  1.5      VOLUNTARY PREPAYMENTS................................................................  4
                  1.6      PAYMENTS BY THE BORROWERS IN GENERAL.................................................  5
                  1.7      REDUCTIONS OF COMMITMENT.............................................................  7
                  1.8      INTEREST.............................................................................  8
                  1.9      FEES................................................................................. 10
                  1.10     COMPUTATION OF INTEREST AND FEES..................................................... 10
                  1.11     PROMISSORY NOTES; RECORDS OF ACCOUNT................................................. 11
                  1.12     PRO RATA TREATMENT................................................................... 11
                  1.13     TAXES ON PAYMENTS.................................................................... 11
                  1.14     REGISTERED NOTES AND LOANS........................................................... 13
                  1.15     ISSUANCE OF  LETTERS OF CREDIT....................................................... 14

ARTICLE II:  YIELD PROTECTION AND BREAKAGE INDEMNITY............................................................ 20
                  2.1      MANDATORY SUSPENSION AND CONVERSION OF LIBO RATE LOANS............................... 20
                  2.2      REGULATORY CHANGES................................................................... 22
                  2.3      CAPITAL AND RESERVE REQUIREMENTS..................................................... 23
                  2.4      BREAKAGE............................................................................. 23
                  2.5      DETERMINATIONS....................................................................... 23
                  2.6      REPLACEMENT OF LENDERS............................................................... 24
                  2.7      CHANGE OF LENDING OFFICE............................................................. 25

ARTICLE III:  CONDITIONS TO EFFECTIVENESS OF AGREEMENT AND FUNDINGS............................................. 25
                  3.1      CONDITIONS TO INITIAL LOANS.......................................................... 25
                  3.2      CONDITIONS TO ALL LOANS.............................................................. 30

ARTICLE IV:  REPRESENTATIONS AND WARRANTIES..................................................................... 31
                  4.1      REPRESENTATIONS AND WARRANTIES....................................................... 31
                  4.2      REPRESENTATIONS AND WARRANTIES ABSOLUTE.............................................. 38

ARTICLE V:  AFFIRMATIVE COVENANTS............................................................................... 38
                  5.1      BASIC REPORTING REQUIREMENTS......................................................... 39
                  5.2      INSURANCE............................................................................ 42
                  5.3      PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS..................... 42
                  5.4      PRESERVATION OF CORPORATE STATUS..................................................... 43
                  5.5      GOVERNMENTAL APPROVALS AND FILINGS................................................... 43
                  5.6      MAINTENANCE OF PROPERTIES............................................................ 43
                  5.7      AVOIDANCE OF OTHER CONFLICTS......................................................... 43
                  5.8      FINANCIAL ACCOUNTING PRACTICES....................................................... 44
                  5.9      USE OF PROCEEDS...................................................................... 44
                  5.10     CONTINUATION OF OR CHANGE IN BUSINESS................................................ 44
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                  5.11     CONSOLIDATED TAX RETURN.............................................................. 44
                  5.12     FISCAL YEAR.......................................................................... 44
                  5.13     BANK ACCOUNTS........................................................................ 44
                  5.14     SUBMISSION OF COLLATERAL DOCUMENTS................................................... 45
                  5.15     COLLECTION OF ACCOUNTS............................................................... 45

ARTICLE VI:  NEGATIVE COVENANTS................................................................................. 45
                  6.1      FINANCIAL COVENANTS.................................................................. 45
                  6.2      LIENS................................................................................ 46
                  6.3      INDEBTEDNESS......................................................................... 46
                  6.4      GUARANTIES, INDEMNITIES, ETC......................................................... 47
                  6.5      LOANS, ADVANCES AND INVESTMENTS...................................................... 47
                  6.6      DIVIDENDS AND RELATED DISTRIBUTIONS.................................................. 48
                  6.7      SALE-LEASEBACKS...................................................................... 48
                  6.8      LEASES............................................................................... 48
                  6.9      MERGERS, ACQUISITIONS, ETC........................................................... 48
                  6.10     DISPOSITIONS OF PROPERTIES........................................................... 49
                  6.11     ISSUANCE OF STOCK.................................................................... 49
                  6.12     DEALINGS WITH AFFILIATES............................................................. 49
                  6.13     ACQUIRED DELINQUENT POOLS OF ACCOUNTS................................................ 50
                  6.14     CAPITAL EXPENDITURES................................................................. 50
                  6.15     LIMITATIONS ON MODIFICATION OF CERTAIN AGREEMENTS AND INSTRUMENTS.................... 51
                  6.16     LIMITATION ON PAYMENTS OF PURCHASE MONEY INDEBTEDNESS................................ 51
                  6.17     LIMITATION ON OTHER RESTRICTIONS ON LIENS............................................ 51
                  6.18     LIMITATION ON OTHER RESTRICTIONS ON AMENDMENT OF THE LOAN DOCUMENTS, ETC............. 51

ARTICLE VII:  DEFAULTS.......................................................................................... 51
                  7.1      EVENTS OF DEFAULT.................................................................... 51
                  7.2      CONSEQUENCES OF AN EVENT OF DEFAULT.................................................. 55
                  7.3      APPLICATION OF PROCEEDS.............................................................. 56

ARTICLE VIII:  THE AGENT........................................................................................ 56
                  8.1      APPOINTMENT.......................................................................... 57
                  8.2      GENERAL NATURE OF AGENT'S DUTIES..................................................... 57
                  8.3      EXERCISE OF POWERS................................................................... 58
                  8.4      GENERAL EXCULPATORY PROVISIONS....................................................... 58
                  8.5      ADMINISTRATION BY THE AGENT.......................................................... 59
                  8.6      LENDERS NOT RELYING ON AGENT OR OTHER LENDERS........................................ 60
                  8.7      INDEMNIFICATION...................................................................... 60
                  8.8      REGISTER............................................................................. 61
                  8.9      SUCCESSOR AGENT...................................................................... 61
                  8.10     ADDITIONAL AGENTS.................................................................... 62
                  8.11     CALCULATIONS......................................................................... 62
                  8.12     AGENT IN ITS INDIVIDUAL CAPACITY..................................................... 62

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ARTICLE IX:  SPECIAL INTER-BORROWER PROVISIONS.................................................................. 63
                  9.1      CERTAIN BORROWER ACKNOWLEDGEMENTS.................................................... 63
                  9.2      CERTAIN INTER-BORROWER AGREEMENTS.................................................... 64
                  9.3      RECORDS.............................................................................. 64

ARTICLE X:  DEFINITIONS; CONSTRUCTION........................................................................... 64
                  10.1     CERTAIN DEFINITIONS.................................................................. 64
                  10.2     CONSTRUCTION......................................................................... 84
                  10.3     ACCOUNTING PRINCIPLES................................................................ 85

ARTICLE XI:  MISCELLANEOUS...................................................................................... 85
                  11.1     NOTICES.............................................................................. 85
                  11.2     PRIOR UNDERSTANDINGS; ENTIRE AGREEMENT............................................... 86
                  11.3     SEVERABILITY......................................................................... 86
                  11.4     DESCRIPTIVE HEADINGS................................................................. 87
                  11.5     GOVERNING LAW........................................................................ 87
                  11.6     NON-MERGER OF REMEDIES............................................................... 87
                  11.7     NO IMPLIED WAIVER; CUMULATIVE REMEDIES............................................... 87
                  11.8     AMENDMENTS; WAIVERS.................................................................. 88
                  11.9     SUCCESSORS AND ASSIGNS............................................................... 89
                  11.10    COUNTERPARTS; PHOTOCOPIED OR TELECOPIED SIGNATURE PAGES.............................. 91
                  11.11    MAXIMUM LAWFUL INTEREST RATE......................................................... 91
                  11.12    INDEMNIFICATION...................................................................... 91
                  11.13    EXPENSES............................................................................. 93
                  11.14    MAXIMUM AMOUNT OF JOINT AND SEVERAL LIABILITY........................................ 94
                  11.15    AUTHORIZATION OF NCO GROUP BY OTHER BORROWERS........................................ 94
                  11.16    CERTAIN WAIVERS BY BORROWERS......................................................... 95
                  11.17    SET-OFF.............................................................................. 95
                  11.18    SHARING OF COLLECTIONS............................................................... 95
                  11.19    OTHER LOAN DOCUMENTS................................................................. 96
                  11.20    CERTAIN BORROWER ACKNOWLEDGEMENTS.................................................... 96
                  11.21    CONSENT TO JURISDICTION, SERVICE AND VENUE; WAIVER OF JURY TRIAL..................... 96

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Exhibits

A-1      Note
B        Borrowing Notice
C        Prepayment Notice
D        LIBO Rate Selection Notice
E        Form of Security Agreement
F        Form of Stock Pledge
G        Insurance Assignment
H        Certificate of Pro Forma Covenant Compliance
I        Quarterly Compliance Certificate
J        Form of Seller Subordination Agreement
K        Form of Seller Subordination Agreement (for seller notes
         aggregating less than $2,000,000 in original principal
         amount)
L        Assignment and Acceptance

Schedules

1.1      Lender's Commitments
4.1(a)   Jurisdictions
4.1(h)   Undisclosed Liabilities
4.1(k)   Projections
4.1(n)   Partnerships
4.1(o)   Ownership
4.1(s)   Insurance
4.1(v)   Intellectual Property
4.1(x)   Environmental Matters
4.1(w)   Employee Benefits
4.1(z)   Names
6.2      Liens
6.3      Indebtedness



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



                                CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1998, by and between NCO GROUP, INC., a Pennsylvania corporation ("NCO Group"), AND ITS U.S. SUBSIDIARIES listed on the signature page hereto (NCO Group and such Subsidiaries are each individually a "Borrower" and collectively the "Borrowers") and the Lenders referred to on the signature page hereto (together with other lender parties hereto from time to time pursuant to Section
11.9 below, and their successors and assigns, the "Lenders"), MELLON BANK, N.A., a national banking association ("Mellon") for itself and as Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent") and MELLON BANK, N.A., a national banking association, as issuer of Letters of Credit hereunder (in such capacity, together with its successors and assigns in such capacity, the "Issuer").

                                    Recitals:

                  A. NCO Financial Systems, Inc. ("NCO Financial") and Mellon entered into that certain Credit Agreement dated as of July 28, 1995 ("Original Credit Agreement"), pursuant to which Mellon made available to NCO Financial certain credit facilities. The Original Credit Agreement was amended and restated on September 5, 1996 (the "Credit Agreement") pursuant to which NCO Financial, NCO Group, NCO Funding, Inc., and NCO of New York, Inc. each became parties to the Credit Agreement, and further amended on September 11, 1996, December 13, 1996, and February 11, 1998.

                  B. The Borrowers have requested that the credit facilities be increased to $75,000,000. Mellon has agreed to do so, with the understanding that the credit will be syndicated and portions of Mellon's commitment will be sold and assigned to other lenders.

                  C. In furtherance of their goals, the parties have agreed to amend and restate the Credit Agreement on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the Borrowers and the Lenders agree that the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    ARTICLE I

                                 CREDIT FACILITY

         1.1 COMMITMENT TO LEND.

                  Upon the terms and subject to the conditions of this Agreement (including all conditions precedent in Section 3.1), each Lender agrees to make, from time to time during the period from and including the Closing Date to but excluding the Maturity Date, one or more Loans ("Loans") to the Borrowers in an aggregate unpaid principal amount not exceeding at any time such Lender's Commitment at such time; provided, however, that the Borrowers shall not request, and the Lenders shall have no obligation to make, any Loans at any time in excess of the Available Commitment. The total amount of the Commitment of all Lenders on the Closing Date is $75,000,000.00. Subject to the effect of Section
1.7 hereof, the Commitment of all Lenders shall reduce by $2,500,000 each quarter beginning on the first Business Day of the fifth quarter after the Initial Funding Date. Each such reduction shall reduce each Lender's Commitment on a pro rata basis.

         1.2 JOINT AND SEVERAL OBLIGATIONS.

                  WHETHER OR NOT EXPRESSLY STATED HEREIN OR IN ANY OTHER LOAN DOCUMENT, ALL OBLIGATIONS OF THE BORROWERS (OR OF ANY BORROWER) HEREUNDER AND UNDER EACH OTHER LOAN DOCUMENT (WHETHER IN CONNECTION WITH LOANS OR OTHER OBLIGATIONS) ARE JOINT AND SEVERAL OBLIGATIONS OF ALL BORROWERS.

         1.3 MANNER OF BORROWING.

                  (a) Notice of Borrowing. NCO Group (on behalf of the Borrowers) shall give the Agent notice (which shall be irrevocable), in the case of Prime Rate Loans, no later than 12:00 p.m. (Philadelphia, Pennsylvania time) on the Business Day for the making of such Loans and, in the case of LIBO Rate Loans, 12:00 p.m. (Philadelphia, Pennsylvania, time) three Business Days before the requested date for the making of such Loans. Each such notice shall be in the form of Exhibit B hereto and shall specify (i) the requested date for the making of such Loans which date shall be a Business Day, (ii) the Type or Types of Loans requested and (iv) the amount of each such Type of Loan, which amount shall be $1,000,000.00 or any integral multiple of $500,000.00 in excess thereof (except that the amount of the requested Loan may be less if the amount requested is equal to the total Available Commitment). Upon receipt of any such notice, the Agent shall promptly notify each applicable Lender of the contents thereof and of the amount and Type of each Loan to be made by such Lender on the requested date specified therein.


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                  (b) Funding by Lenders. Not later than 3:00 p.m.
(Philadelphia, Pennsylvania time) on each requested date for the making of Loans, each Lender shall make available to the Agent, in Dollars and in funds immediately available to the Agent at the office designated by the Agent, the Loans to be made by such Lender on such date, provided however that if a Lender does not receive timely notice from the Agent as set forth in paragraph (a) above, such Lender shall fund the required amount promptly upon receipt of such notice. The obligations of the Lenders hereunder are several; accordingly, any Lender's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Lender of its obligation to make any Loan to be made by it on such date, but the latter shall not be liable for the former's failure.

                  (c) Permitted Assumption as to Funding. Unless the Agent shall have received notice from a Lender prior to 12:00 p.m. (Philadelphia, Pennsylvania time) on the requested date for the making of any Loan that such Lender will not make available to the Agent the Loan requested to be made by it on such date, the Agent may assume that such Lender has made such Loan available. The Agent in its sole discretion and in reliance upon such assumption, may make available to the Borrowers on the requested date a corresponding amount on behalf of such Lender. If and to the extent such Lender shall not have made available to the Agent the Loans requested to be made by such Lender on such date and the Agent shall have so made available to the Borrowers a corresponding amount on behalf of such Lender, (i) such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Agent to the Borrowers until the date such amount shall have been paid in full to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Prime Rate, and (ii) the Agent shall be entitled to all interest payable by Borrowers on such amount for the period commencing on the date such amount was advanced by the Agent to but not including the date on which such amount is received by the Agent from such Lender. Moreover, any Lender that shall have failed to make available the required amount shall not be entitled to vote on such matters as Lenders or Majority Lenders are otherwise entitled to vote on or consent to or approve under this Agreement and the other Loan Documents until such amount with interest is paid in full to the Agent by such Lender. Without limiting any obligations of any Lender pursuant to this paragraph (c), if such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall notify NCO Group (on behalf of the Borrowers) and the Borrowers shall promptly repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates on such Loans.


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                  (d) Disbursements of Funds to Borrowers. All amounts made
available to the Agent in accordance with paragraph (b) above shall be disbursed by the Agent promptly but in any event not later than 4:00 p.m. (Philadelphia, Pennsylvania time) on the requested date therefor in Dollars, in funds immediately available to the Borrowers by crediting such amount to an account of NCO Group at the Agent's Domestic Lending Office or in such other manner as may be agreed to by NCO Group and the Agent.

         1.4 SCHEDULED REPAYMENTS. The aggregate outstanding principal amount of the Loans shall mature and become due and payable, and shall be repaid by the Borrowers, on the Maturity Date.

         1.5 VOLUNTARY PREPAYMENTS.

                  (a) Optional Prepayments. The Borrowers may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but with any payment required under Section 2.4 (Breakage)), except that any optional partial prepayment (other than a prepayment of all outstanding Loans) shall be in an aggregate principal amount of $500,000.00 or any integral multiple of $250,000.00 in excess thereof. Amounts to be so prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment delivered pursuant to paragraph (b) of this Section 1.5 together with interest thereon as provided in Section 1.8 (Interest) and together with any payment required under Section 2.4 (Breakage).

                  (b)      Application and Timing of Prepayments.

                           (i) Notice. The Borrowers shall give the Agent notice
of each prepayment of Loans, which notice, in the case of a prepayment of Prime Rate Loans, shall be given no later than 1:00 p.m. (Philadelphia, Pennsylvania time) one (1) Business Day before and, in the case of a prepayment of LIBO Rate Loans, no later than 12:00 P.M. (Philadelphia, Pennsylvania, time) three (3) Business Days before, the date of such prepayment. Each such notice of prepayment shall be in the form of Exhibit C hereto and shall specify (i) the date such prepayment is to be made, and (ii) the amount and Type and, in the case of any LIBO Rate Loan, the last day of the applicable Interest Period for the Loan to be prepaid. Upon receipt of any such notice, the Agent shall promptly notify each applicable Lender of the contents thereof.

                           (ii) Timing and Application of Voluntary Prepayments.
Any voluntary prepayments pursuant to paragraph (a) of this Section 1.5 shall be applied in the following order unless otherwise directed by the Borrowers:


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                                    (1) First, prepayments shall be applied
                           against any interest, fees, charges and expenses due and payable in respect of the Obligations.

                                    (2) Second, prepayments shall be applied
                           against the Loans but with no corresponding reduction in the amount of the Commitment unless otherwise specified by NCO Group (on behalf of the Borrowers in accordance with Section 1.7 hereof.

Any excess shall be applied to any other amounts owing in respect of the Obligations and, if all such Obligations have been then paid in full, then any excess amount shall be returned to NCO Group (on behalf of the Borrowers) or as otherwise required by applicable Law.

                  (c) Certain Provisions Respecting Prepayments Generally. Prepayments shall be subject to the interest payment provisions, as applicable, set forth in Section 1.8 and the breakage indemnity provisions, as applicable, set forth in Section 2.4 below.

         1.6 PAYMENTS BY THE BORROWERS IN GENERAL.

                  (a) Time, Place and Manner. All payments due to the Agent and the Lenders under the Loan Documents shall be made to the Agent at the office designated by the Agent on the signature pages hereto or to such other Person or at such other address as the Agent may designate by written notice to NCO Group on behalf of the Borrowers. Until further notice from the Agent and except as otherwise provided herein, all such payments shall be made by charging the Borrower's deposit account with the Agent as provided in Section 1.6(c). Except as otherwise set forth in this Agreement, a payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person, no later than 1:00 p.m. (Philadelphia, Pennsylvania time) on such day; provided, however, that the failure of the Borrowers to make any such payment by such time shall not constitute a Default hereunder so long as such payment is received no later than 3:00 p.m. (Philadelphia, Pennsylvania time) on such day, but any such payment received later than 1:00 p.m. (Philadelphia, Pennsylvania time) on such day shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the amount paid, provided further, that any such payment made with the proceeds of Loans shall be deemed to have been made on the date of the making of such Loans, so long as such proceeds are immediately so applied and are not otherwise disbursed to the Borrowers.

                  (b) No Reductions. All payments due to the Agent or any Lender under this Agreement and the other Loan Documents,

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shall be made by the Borrowers without any reduction or deduction whatsoever, including any reduction or deduction for any charge, set-off, holdback, recoupment or counterclaim (whether sounding in tort, contract or otherwise).

                  (c) Authorization to Charge Accounts. The Borrowers hereby authorize the Agent to charge any amounts due under this Agreement against any or all of the demand deposit or other accounts (other than accounts containing escrow funds) of NCO Group or any Borrower with the Agent (whether maintained at a branch or office located within or without the United States), with the Borrowers remaining jointly and severally liable for any deficiency. The Agent shall give the relevant Borrower one day prior notice of the amount to be charged provided, however, that advance notice shall not be required to charge any amount due for interest or the Unused Fee, and the Agent shall only advise of such charge after such charge has been made.

                  (d) Extension of Payment Dates if Not a Business Day. Whenever any payment to the Agent or any Lender under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day unless, in the case of a payment of the principal of LIBO Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the due date for any payment under the Loan Documents is extended (whether by operation of any Loan Document, applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

                  (e) Disbursement of Payments to Lenders. The Agent shall promptly distribute to each applicable Lender its ratable share of each payment received by the Agent under the Loan Documents for the account of such Lender by crediting an account of such Lender at the Agent's office or by wire transfer to an account of such Lender at an office of any other commercial bank located in the United States or at any Federal Reserve Bank designated by such Person. Unless the Agent shall have received notice from NCO Group (on behalf of the Borrowers) prior to the date on which any payment is due to any Lenders under the Loan Documents that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date and the Agent, in its sole discretion may, in reliance upon such assumption, cause to be distributed to each applicable Lender on such due date, a corresponding amount with respect to the amount then due to such Person. If and to the extent that the Borrowers shall not have so made such payment in full to the Agent, and the Agent shall have so distributed to such Lender or Lenders a corresponding amount, such Lender shall, on demand, repay to the Agent the

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amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Person repays such amount to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Prime Rate. Moreover, any Lender that shall have failed to make available the required amount shall not be entitled to vote on such matters as Lenders or Majority Lenders are otherwise entitled to vote on or consent to or approve under this Agreement and the other Loan Documents until such amount with interest is paid in full to the Agent by such Lender. Nothing in this Section 1.6 shall relieve the Borrowers from any payment obligations.

                  (f) Breakage Costs on LIBO Rate Loans. Any repayment or prepayment of a LIBO Rate Loan made on a day other than the last day of the applicable Interest Period therefor shall be subject to payments in respect of breakage costs as required to be paid in respect thereof pursuant to Section 2.4 below.

         1.7 REDUCTIONS OF COMMITMENT.

                  (a) Optional Reductions. The Borrowers may reduce the Commitment by giving the Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (Philadelphia, Pennsylvania, time) on the third Business Day before the requested date of such reduction, provided, that each partial reduction thereof shall be in an amount equal to $5,000,000.00 or any integral multiple of $1,000,000.00 in excess thereof and, provided, further, that no reduction shall reduce the Commitment to an amount less than the aggregate of the principal amount of all Loans outstanding on such date (after giving effect to any repayment or prepayment of Loans made on or prior to such date). Upon receipt of any such notice, the Agent shall promptly notify each Lender of the contents thereof and the amount (based on a pro rata reduction to each Lender's Commitment) to which such Lender's Commitment is to be reduced.

                  (b) No Reinstatement of Commitment. All reductions of the Commitment are permanent and the Commitment cannot be restored without the written consent of all Lenders.

                  (c) Effect of Reductions. In the event the Borrowers exercise their option to reduce the Lenders' Commitment in accordance with subsection (a) hereof, such reduction shall be allocated in the following order:

                           (1) First, the first $10,000,000.00 in the aggregate
                  shall be allocated to Commitment reductions on the Maturity Date or required under Section 1.1 in the inverse order of such reduction.


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                           (2) Second, any reduction in excess of $10,000,000.00
                  will be allocated to the next quarterly Commitment reductions required under Section 1.1.

                  For example, in the event Borrowers exercise their option to reduce the Lenders' Commitment by $12,500,000.00, the first $10,000,000.00 would be allocated to the last reductions of the Lenders' Commitment and the $2,500,000.00 balance and any reduction thereafter would be allocated toward the next quarterly reductions required under Section 1.1. In other words, the Commitment would not be reduced on the first Business Day of the following quarter, having already been reduced in accordance herewith.

         1.8      INTEREST.

                  (a) Interest Rates in General. Subject to the terms and conditions of this Agreement, each Loan, at the option of the Borrowers, shall bear interest on the outstanding principal amount thereof until paid in full at a rate per annum equal to (i) the Prime Rate as in effect from time to time or
(ii) the applicable LIBO Rate for a specified Interest Period plus the Applicable Margin.

                  (b) Election of LIBO Rate. Unless otherwise designated by the Borrowers as a LIBO Rate Loan in accordance with this paragraph (b), each Loan shall be deemed to be a Prime Rate Loan as more fully set forth below.

                           (i) Prime Rate Unless Otherwise Designated. Prime
Rate Loans shall continue as Prime Rate Loans unless and until such Loans are converted into Loans of another Type. LIBO Rate Loans for any Interest Period shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Prime Rate Loans unless NCO Group (on behalf of the Borrowers) shall have given the Agent notice in accordance with clause (ii) below requesting that such Loans continue as LIBO Rate Loans for another Interest Period of a specified duration.

                           (ii) Election of LIBO Rate. To elect a LIBO Rate, NCO
Group (on behalf of the Borrowers) shall give the Agent notice (which shall be irrevocable) no later than 12:00 p.m. (Philadelphia, Pennsylvania, time) three
(3) Eurodollar Business Days before the requested date of the funding, conversion or continuation which date shall be a Eurodollar Business Day. Each such notice shall be in the form of Exhibit D hereto and shall specify (A) the requested date of such funding, conversion or continuation, (B) whether the subject Loan is a new advance or an existing Loan that is to be converted or continued, (C) in the case of any LIBO Rate Loan being continued, the last day of the current Interest Period, (D) the amount of, and the desired

Interest Period for, the Loan subject to such LIBO Rate election, provided that the Borrowers shall not be entitled to select an Interest Period for any Loan which shall end on a date later than the Maturity Date applicable to such Loan. Upon receipt of any such notice, the Agent shall promptly notify each applicable Lender of the contents thereof.

                           (iii) LIBO Rate Suspended During Event of Default.
Notwithstanding anything to the contrary contained in clauses (i) or (ii) of this paragraph (b), so long as an Event of Default shall have occurred and be continuing, the Agent may (and, at the request of the Majority Lenders, shall) notify NCO Group (on behalf of the Borrowers) that Loans may only be converted into or continued upon the expiration of the applicable current Interest Period therefor as Prime Rate Loans or Loans of such specified Types as shall be acceptable to the Majority Lenders. Thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than Prime Rate Loans or one or more of such specified Types.

                           (iv) Limitation on Types of Loans. Notwithstanding
anything to the contrary contained in this Agreement, the Borrowers shall borrow, prepay, convert and continue Loans in a manner such that (A) unless otherwise agreed to by the Agent, the aggregate principal amount of LIBO Rate Loans of the same Type shall, at all times, be not less than $1,000,000.00 and
(B) there shall be, at any one time, no more than five (5) Interest Periods for LIBO Rate Loans in effect.

                           (v) Flexibility as to Source. Each Lender may fund
LIBO Rate Loans from any source that such Lender deems (in its sole discretion) appropriate without loss of any rights hereunder.

                  (c) Interest Payment Dates. Interest shall be payable, (i) in the case of Prime Rate Loans, monthly in arrears on each Monthly Payment Date,
(ii) in the case of LIBO Rate Loans, on the last day of each applicable Interest Period (and, in the case of any LIBO Rate Loan having an Interest Period longer than three months, on each three month anniversary of the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, upon mandatory prepayment, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted.

                  (d) Default Rate. At any time that an Event of Default shall have occurred and shall be continuing, any amount payable hereunder and under each other Loan Document shall bear interest (whether before or after judgment), payable on demand, at a rate per annum equal to the applicable Default Rate.

         1.9 FEES.

                  (a) Unused Fee. The Borrowers shall pay to the Agent, for the account of each Lender, an unused fee ("Unused Fee") calculated at a rate per annum equal to the percentage amount set forth below, under the caption "Unused Fee" opposite the relevant Consolidated Funded Debt/Consolidated EBITDA Ratio, on the daily unused amount of such Lender's Commitment for each day from and including the Closing Date to but excluding the Maturity Date:

                  Consolidated Funded Debt/
                  Consolidated EBITDA Ratio                   Unused Fee
                  -------------------------                   ----------

                  below 1.50                                      1/8%
                 =>1.50 <= 2.50                                   1/4%
                  >2.50 <= 3.25                                   3/8%

The Unused Fee shall be payable in arrears (i) on successive Monthly Payment Dates beginning with the first Monthly Payment Date after the Closing Date (ii) on the date of any reduction of the Commitment (to the extent accrued and unpaid on the amount of such reduction) and (iii) on the Maturity Date. From the Closing Date until the Initial Funding Date, the Unused Fee shall be 1/8%; from the Initial Funding Date until the first day of the month following delivery of the first Officer's Compliance Certificate under Section 4.1, the Unused Fee shall be 3/8%. Beginning with such first Officer's Compliance Certificate, the Unused Fee shall be adjusted on the first Business Day of the month after delivery of each Officer's Compliance Certificate under Section 5.1.

                  (b) Letter of Credit Fees. The Borrowers shall pay to the Issuer for the ratable benefit of the Lenders, a "Letter of Credit Fee" on the face amount of each Letter of Credit at a rate per annum equal to 1 1/2%. Such fee shall be payable upon issuance of each Letter of Credit and, if the Letter of Credit is "evergreen" on each anniversary of such issuance for so long as the Letter of Credit remains outstanding. The Borrowers shall also pay to the Issuer for the Issuer's sole account the Issuer's then in effect standard document preparation fees and reasonable administrative expenses payable with respect to Letters of Credit.

                  (c) Other Fees. The Borrowers shall pay to the Agent for the sole account of the Agent, such fees, including an annual Agent's fee, as have been or may be agreed to in writing by the Borrowers or any of them and the Agent in connection with this Agreement and the transactions contemplated by this Agreement.

         1.10 COMPUTATION OF INTEREST AND FEES. Interest and commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest and commitment fees for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

         1.11 PROMISSORY NOTES; RECORDS OF ACCOUNT. Each Lender's Loans and the Borrowers' joint and several obligations to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the Register and other records of the Agent and such Lender, and a single Note payable to the order of such Lender. The records of each Lender shall be prima facie evidence of such Lender's Loans and, in each case, of accrued interest thereon and all payments made in respect thereto. In the event that there is any dispute concerning the amount of any such obligations, the amount of each Lender's Commitment with respect to Loans and the amount of outstanding Obligations of each and every Type shall at all times be ascertained from the records of the Agent, including the Register, all of which shall be conclusive absent manifest error.

         1.12 PRO RATA TREATMENT. Except to the extent otherwise provided herein, Loans shall be made by, and principal, interest and fees in respect thereof shall be paid or repaid to, the Lenders pro rata in accordance with their respective Commitments and interest in Loans.

         1.13 TAXES ON PAYMENTS.

                  (a) Taxes Payable by the Borrowers. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrowers in connection with, any payment due to the Agent or any Lender that is not a "United States Person" (as such term is defined in Section 7701(a)(30) of the Code), the Borrowers (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with applicable Law and (ii) except in the case of any Bank Tax, shall pay to such Lender or the Agent such additional amounts as may be necessary so that the net amount received by such Person with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrowers in connection with, any payment due to any Lender or the Agent hereunder, the Borrowers shall furnish to such Person the original or a certified copy of a receipt (if any) for such Tax from the applicable taxing authority or other evidence of payment thereof satisfactory to such Person within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrowers shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrowers fail to pay any such Taxes when due to the appropriate taxing authority or fail to remit to any Lender or the Agent the required receipts or other evidence of payment thereof satisfactory to such Person, the Borrowers shall indemnify such Person for any Taxes, interest, penalties or additions to Tax that may become payable by such Person as a result of any such failure.

                  (b) Taxes Payable by any Lender or the Agent. The Borrowers shall, promptly upon request by any Lender or the Agent that is not a United States Person, pay to such Person an amount equal to (i) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to the preceding paragraph (a)) payable by such Person with respect to any payment due to such Person hereunder and (ii) all Taxes (other than Bank Taxes) payable by such Person as a result of payments made by the Borrowers (whether made to a taxing authority or to such Person pursuant to the preceding paragraph (a) or this paragraph (b)).

                  (c) Credits and Deductions. If any Lender or the Agent is, in its sole opinion, able to apply for any refund, offset, credit, deduction or other reduction in Taxes by reason of any payment made by the Borrowers under the preceding paragraphs (a) or (b), such Lender or the Agent, as the case may be, shall use reasonable efforts to obtain such refund, offset, credit, deduction or other reduction and, upon receipt thereof, will pay to the Borrowers such amount, not exceeding the increased amount paid by the Borrowers, as is equal to the net after-tax value to such Lender or the Agent, in its sole opinion, of such part of such refund, offset, credit, deduction or other reduction as it considers to be allocable to such payment by the Borrowers, having regard to all of such Person's dealings giving rise to similar refunds, offsets, credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that if such Person has made a payment to the Borrowers pursuant to this paragraph (c) and the applicable refund, offset, credit, deduction or other reduction in Tax is subsequently disallowed, the Borrowers shall, promptly upon request by the Agent or such Lender refund to such Person that portion of such payment determined by such Person, in its sole opinion, relating to such disallowance; and provided, further that (i) the Agent or such Lender, as the case may be, shall not be obligated to disclose to the Borrowers any information regarding its Tax affairs or computations and (ii) nothing in this paragraph (c) shall interfere with the right of such Person to arrange its Tax affairs as it deems appropriate.

                  (d) Exemption from U.S. Withholding Taxes. Each Lender that is not a United States Person shall submit to the Borrowers and the Agent, on or before the fifth day prior to the first Monthly Payment Date occurring after the Initial Funding Date (or, in the case of a Person that is not a United States Person and that became a Lender by assignment, promptly upon such assignment), two duly completed and signed copies of either (A)

Form 1001 of the United States Internal Revenue Service entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement and the Loans, (B) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Lender pursuant to this Agreement and the Loans or (C) in the case of a Lender that is claiming an exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest" two accurate and complete signed original Forms W-8 (or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or is entitled to a reduced rate of United States withholding tax on payments under this Agreement or the Notes) and, if such Lender delivers such Forms W-8 (or successor form), two signed certificates that such Lender is not (1) a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (2) is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Borrower and (3) is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), as appropriate, Each such Lender shall, from time to time after submitting either such form, submit to the Borrowers and the Agent such additional duly completed and signed copies of one or the other such forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (A) requested in writing by the Borrowers or the Agent and (B) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender pursuant to this Agreement or the Loans. Upon the request of the Borrowers or the Agent, each Lender that is a United States Person shall submit to the Borrowers and the Agent a certificate to the effect that it is a United States Person.

                  (e) Obligations under this Section 1.13 shall survive payment of the Loans.

         1.14 REGISTERED NOTES AND LOANS.

                  (a) Request for Registration. Any Lender may request the Borrowers (through the Agent), and the Borrowers agree thereupon, to register such Loans as provided in Section 1.14(c) and to issue such Lender's Note(s), evidencing such Loans, or to exchange such Note(s) for new Note(s), registered as provided in Section 1.14(c) (each, a "Registered Note"). A Registered Note may not be exchanged for a Note that is not in registered form. A Registered Note shall be deemed to be and shall be a Note for all purposes of this Agreement and the other Loan Documents.

                  (b) Delivery of Tax Forms. Each Non-U.S. Lender that requests or holds a Registered Note pursuant to Section 1.14(a) or registers its Loans pursuant to Section 1.14(a) (a "Registered Lender") (or, if such Registered Lender is not the beneficial owner thereof, such beneficial owner) shall deliver to NCO Group (on behalf of the Borrowers) (with a copy to the Agent) prior to or at the time such Non-U.S. Lender becomes a Registered Lender, the applicable form described in Section 1.13(d) (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States) together with an annual certificate stating that such Registered Lender or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Lender or beneficial owner, as the case may be, shall promptly notify NCO Group (on behalf of the Borrowers) (with a copy to the Agent) if at any time such Registered Lender or beneficial owner, as the case may be, determines that it is no longer in a position to provide such previously delivered certificate to the Borrowers (or any other form of certification adopted by the relevant taxing authorities of the United States for such purposes).

                  (c) Registration of Loans. The Agent, acting, for this purpose, as agent of the Borrowers, shall, upon request of any Registered Lender, enter in the Register the name, address and taxpayer identification number (if provided) of the Registered Lender or beneficial owner, as the case may be. In addition to the requirements of Section 11.9 (Successors and Assigns), a Registered Note and the Loans evidenced thereby (or such Loans pending delivery of such Registered Note) or any other Loans registered pursuant to Section 1.14(a) above may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and/or the Loans so registered on the Register (and each such Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and such Registered Note shall be registered on the Register only upon compliance with the provisions of Section 11.9 and, in the case of Registered Notes, surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer fully executed by) the Registered Lender thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than all of such Registered Notes is thereby being assigned or transferred, the assignor or transferor.

         1.15 ISSUANCE OF  LETTERS OF CREDIT.

                  (a) In General. Upon the terms and subject to the conditions of this Agreement, the Issuer shall, from time to time, from the Closing Date to the date which is 90 days prior to the Maturity Date, issue one or more Letters of Credit for the account of any Borrower, provided that (i) the sum of the Contingent Reimbursement Obligations (after giving effect to the requested Letter of Credit) plus the aggregate unpaid amount of all Drawings under Letters of Credit shall not exceed $5,000,000 and provided, further, that the face amount of the Letter of Credit so requested shall not exceed the Lenders' Commitments at such time. Each Letter of Credit shall be in a form and shall contain such terms as shall be reasonably satisfactory to the Issuer. Letters of Credit shall be issued only on a Business Day and shall be used for the general corporate purposes of the Borrowers or for such other purposes as shall be acceptable to the Issuer in its sole discretion.

                  (b) Terms. Each Letter of Credit shall be denominated only in Dollars and shall expire on or before the first anniversary of the issuance thereof and in any event not later than the fifth Business Day preceding the Maturity Date. No Letter of Credit shall have an expiration date which is extendable under an "evergreen" or similar provision unless the Issuer expressly agrees to the same in its sole discretion in any particular case. All other extensions and renewals are also at the sole discretion of the Issuer. For purposes of Section 3.2 only, any extension of the expiry date of a Letter of Credit to a date beyond the first anniversary of the issuance thereof shall constitute an "issuance" of such Letter of Credit for all purposes hereof.

                  (c) Form of Request. The Borrowers shall request the issuance of a Letter of Credit by furnishing to the Agent and the Issuer, at least five Business Days before the requested date of such issuance (or at such later time as shall be acceptable to the Issuer), such notice thereof as shall be reasonably satisfactory to the Issuer to which shall be attached a certificate of the chief financial officer representing that the Borrower is not, and after giving effect to the additional Indebtedness will not be, in Default hereunder.

                  (d) Participation by Lenders. Upon the date of issuance of a Letter of Credit, the Issuer shall be deemed to have granted to each Lender (other than the Issuer), and each Lender (other than the Issuer) shall be deemed to have acquired from the Issuer without further action by any party hereto, a participation in such Letter of Credit and any Drawings that may at any time be made thereunder, to the extent of such Lender's pro rata share of the Commitment.

                  (e) Notice of Drawings. The Issuer shall promptly notify NCO Group (on behalf of the Borrowers) of its receipt of each Drawing request with respect to a Letter of Credit, stating the date and amount of the Drawing requested thereby and the date and amount of each Drawing disbursed pursuant to such request. The failure of the Issuer to give, or delay in giving, any such notice shall not release or diminish the obligations hereunder of the Borrowers in respect of such Drawing.

                  (f) Reimbursement of Drawings by Borrowers. If at any time NCO Group (on the behalf of the Borrowers) receives notice of a Drawing, the Borrowers shall reimburse such Drawing by paying to the Issuer in immediately available funds the amount of the payment made by the Issuer with respect to such Drawing, together with interest thereon at a rate per annum equal to the Prime Rate from the day that the Drawing is made until the day such reimbursement is made if such Drawing is not reimbursed on the day the Drawing is made. Such reimbursement shall be made by the Borrowers to the Issuer no later than one (1) Business Day following the Business Day that NCO Group (on behalf of Borrowers) receives the relevant notice of Drawing if such notice is received on or prior to 10:00 a.m. (Philadelphia, Pennsylvania time) and no later than two (2) Business Days following the date that NCO Group receives the relevant notice of Drawing if such notice is received after 10:00 a.m. (Philadelphia, Pennsylvania time). If the Borrowers shall fail to make any payment required by this paragraph (f) at the time specified, and if at such time, there shall be any Commitment, the Agent may (but is not obligated to) assume that the Borrowers intend to use the proceeds of Loans to make such payment. In reliance on such assumption, the Agent may (but is not obligated to) notify the Lenders (and NCO Group (on behalf of the Borrowers)) that notwithstanding the Borrowers' failure to provide notice pursuant to paragraph
(e) above, such notice is deemed given pursuant to this paragraph (f) requesting a Loan bearing interest at the Prime Rate in an amount sufficient to make the payments required by this paragraph. Such notice from the Agent shall be treated by the Lenders in the same manner as a notice from the Borrowers under paragraph
(e) above. The Agent may, at the direction of the Issuer, apply the proceeds of such Loans to satisfy the requirements of this paragraph.

                  (g) Obligations of Lenders to Issuer. In the event that the Borrowers shall fail to make any payment when due pursuant to the preceding paragraph (f) and for so long as such failure shall be continuing, the Issuer may give notice of such failure to the Agent and each Lender, which notice shall include, in the case of a Lender, the amount of such Lender's interest in such Drawing, whereupon each such Lender (other than the Issuer) shall promptly remit such amount to the Agent for the account of the Issuer as provided in this paragraph (g). Each Lender (other than the Issuer) shall, in the event it receives such notice from the Issuer at or before 12:00 noon (Philadelphia, Pennsylvania time) on any Business Day, fund its participation in any unreimbursed Drawing by remitting to the Agent, no later than 2:00 p.m. (Philadelphia, Pennsylvania time) on such day, in immediately available funds its share of the reimbursement obligations in respect of each Drawing. In the event that the

Agent receives such funds from a Lender at or before 2:00 p.m. (Philadelphia, Pennsylvania time) on any day, the Agent shall make available the amount thereof to the Issuer, in immediately available funds no later than 4:00 p.m. (Philadelphia, Pennsylvania time) on that same day. Any amount payable by a Lender to the Agent for the account of the Issuer under this paragraph (g), and any amount payable by the Agent to the Issuer under this paragraph (g), shall bear interest for each day from the date due (and including such day if paid after 2:00 p.m. (Philadelphia, Pennsylvania time) in the case of any such payment by a Lender to the Agent, or 4:00 p.m. (Philadelphia, Pennsylvania time), in the case of any such payment by the Agent to the Issuer, on such day) until the date it is received by the Issuer at a rate equal to the Federal Funds Rate until (and including) the third Business Day after the date due and thereafter at the Prime Rate. Moreover, any Lender that shall have failed to make available the required amount shall not be entitled to vote on such matters, other than those set forth in Section 11.8, as Lenders or Majority Lenders or Super Majority Lenders are otherwise entitled to vote on or consent to or approve under this Agreement and the other Loan Documents until such amount with interest is paid in full to the Agent by such Lender. Each Lender shall, upon the demand of the Issuer, reimburse the Issuer, through the Agent to the extent that the Issuer has not been reimbursed by the Borrowers after demand therefor, for the reasonable costs and expenses (including reasonable legal fees) incurred by it (other than as a result of its willful misconduct or gross negligence as finally determined by a court of competent jurisdiction) in connection with the collection of amounts due under, the administration of, and the preservation and enforcement of any rights conferred by, the Letters of Credit or the performance of the Issuer's obligations under this Agreement in respect thereof on a pro rata basis relative to such Lender's pro rata share of the Commitment (as of the time such costs and expenses are incurred). The Issuer shall refund through the Agent any costs and expenses reimbursed by such Lender that are subsequently recovered from the Borrowers in an amount equal to such Lender's ratable share thereof.

                  (h) Cash Collateral. It is intended that at all times that the Borrowers shall have contingent or other obligations (including obligations in respect of fees) relating to Letters of Credit, there shall be sufficient availability under the Commitment to reimburse the Issuer (and the Lenders) out of proceeds of Loans. Accordingly, in the event that there shall, at any time, be insufficient availability under the Commitment (after giving effect to all outstanding Loans) to do so (whether because the amount of the Commitment is reduced pursuant to a mandatory reduction or is terminated at maturity, upon acceleration or otherwise or because the amount of outstanding Loans and such Letter of Credit obligations exceeds the amount of the Commitment for any other reason), the Borrowers shall forthwith pay to the Agent an amount equal to the aggregate face value of all outstanding Letters of Credit plus the aggregate amount of all unreimbursed Drawings plus the amount of all fees or other obligations in respect of Letters of Credit to the extent of such excess. Such amount shall be maintained by the Agent in an interest-bearing cash collateral account in the name of and for the benefit of the Issuer and the Lenders to secure such payment obligations of the Borrowers. Upon receipt of a notice from the Issuer that there are unreimbursed Drawings or other amounts due in respect of such Letters of Credit (which notice shall set forth the amount of such unreimbursed Drawings or other obligations) the Agent shall promptly disburse from the cash collateral account the amount specified in the notice and shall pay such amount to the Issuer and Lenders ratably in accordance with the respective amounts owing to each such Person, first, for fees and indemnities until the same are paid in full and, second, for unreimbursed Drawings. The Agent and the Issuer may rely on their records as to any amounts so owing and shall be fully protected in doing so. Such records shall be conclusive, absent manifest error. At any time that the Commitment again becomes available for reimbursement of Drawings under outstanding Letters of Credit such that (i) the sum of the Commitment at that time and the amount in the cash collateral account exceeds (ii) the sum of all outstanding Loans, the face amount of all outstanding Letters of Credit and the amount of all unreimbursed Drawings, then, upon written request of NCO Group (on behalf of the Borrowers) (which request shall (A) represent that there exists no Default or Event of Default and (B) specify the amount of such excess), the Agent shall release such excess amount to the Borrowers from the cash collateral account. If all Obligations (other than Obligations constituting contingent obligations under indemnification provisions which survive indefinitely, so long as no unsatisfied claim has been made under any such indemnification provision) have been indefeasibly paid in full in cash, all Commitments have terminated and all Letters of Credit have expired, promptly following demand by NCO Group (on behalf of the Borrowers) the Agent shall release to the Borrowers all remaining funds in the Letter of Credit cash collateral account.

                  (i) Obligations Absolute. The obligation of each Borrower and each Lender to make available to the Issuer the amounts set forth in this
Section 1.15 shall be absolute, unconditional and irrevocable under any and all circumstances without reduction for any set-off or counterclaim of any nature whatsoever, and may not be terminated, suspended or delayed for any reason whatsoever, shall not be subject to any qualification or exception and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including any of the following circumstances:

                           (1) any lack of validity or enforceability of this
Agreement or any of the other Loan Documents;

                           (2) the existence of any claim, setoff, defense or
other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuer, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between such Borrower and the beneficiary named in any such Letter of Credit);

                           (3) any draft, certificate or any other document
presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (4) the surrender or impairment of any security for
the performance or observance of any of the terms of any of the Loan Documents;
or

                           (5) the occurrence of any Default or Event of
Default.

                  (j) Limitations on Liability; Protection of Issuer, Agent and Lenders.

                           (1) Limitation on Liability of Lenders. Without
affecting any rights any Lenders may have under applicable Law, each of the Borrowers agrees that none of the Lenders, the Issuer, the Agent or their respective officers or directors shall be liable or responsible for, and the obligations of the Borrowers to the Lenders, the Issuer and the Agent hereunder shall not in any manner be affected by: (A) the use that may be made of any Letter of Credit or the proceeds thereof by the beneficiary thereof or any other Person or any acts or omissions of such beneficiary or any other Person; (B) the validity, sufficiency or genuineness of documents presented in connection with any Drawing, or of any endorsements thereon, even if such documents should, in fact, prove to be in any or all respects, invalid, insufficient, fraudulent or forged; or (C) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit or any other action taken or omitted to be taken by any Person under or in connection with any Letter of Credit, except that the Borrowers shall have a claim against the Issuer and the Issuer shall be liable to the Borrowers, in each case to the extent and only to the extent of any damages suffered by the Borrowers that they prove are caused by the Issuer's willful misconduct or gross negligence. In furtherance and not in limitation of the foregoing, in determining whether to pay under any Letter of Credit, the Issuer shall not have any obligation relative to the other Lenders other than to determine that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit, regardless of any notice or information to the contrary. Any action taken or omitted to be taken by the Issuer under or in connection with any Letter of Credit (if taken or omitted in the absence of gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction) shall not create for the Issuer any resulting liability to any Borrower or any Lender.

                           (2) Indemnification and Expenses. In addition to any
other amounts payable under this Agreement, the Borrowers agree jointly and severally to protect, indemnify, pay and hold the Issuer and each Lender harmless from and against any and all claims, costs, charges and expenses (including reasonable attorneys' fees) which the Issuer may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of, or payment of any drawing under, any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuer and/or such Lender as finally determined by a court of competent jurisdiction or (B) the failure of the Issuer to honor a Drawing under any Letter of Credit as a result of any act or omission of any present or future government or Governmental Authority.

                           (3) Issuer Not Responsible. In furtherance of the
foregoing limitations on liability, the Issuer shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the issuance of Letters of Credit; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part; (C) errors, omissions, interruptions, or delays in transmissions or delivery of any messages, by mail, cable, telecopy, telex or otherwise, whether or not in cipher; (D) the misapplication by the beneficiary of any Letter of Credit or the proceeds of any drawing under such Letter of Credit; or (E) any consequence arising from causes beyond the control of the Issuer, including any governmental acts except for damages proven to be caused by the Issuer's gross negligence or willful misconduct.

                                   ARTICLE II

                     YIELD PROTECTION AND BREAKAGE INDEMNITY

         2.1 MANDATORY SUSPENSION AND CONVERSION OF LIBO RATE LOANS. Each Lender's obligations to make, continue or convert into LIBO Rate Loans of any Type shall be suspended, all such Lender's outstanding Loans of such Type shall be converted into Prime Rate

Loans on the last day of their applicable Interest Periods (or, in the case of clause (c) below, on the last day such Lender may lawfully continue to maintain Loans of such Type if earlier, or, in the case of clause (d) below, on the day determined by such Lender to be the last Business Day before the effective date of the applicable restriction), and all pending requests for the making or continuation of or conversion into Loans of such Type by such Lender shall be deemed requests for Prime Rate Loans, if:

                  (a) on or prior to the date required for the determination of a LIBO Rate for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining the LIBO Rate for such Interest Period;

                  (b) on or prior to the first day of any Interest Period for a LIBO Rate Loan, the Majority Lenders have informed the Agent of their determination that the LIBO Rate as determined by the Agent for such Interest Period would not accurately reflect the cost to such Lenders of making, continuing or converting into a LIBO Rate Loan for such Interest Period;

                  (c) at any time such Lender determines that any Regulatory Change makes it unlawful or impracticable for such Lender or its applicable Eurodollar Lending Office to make, continue or convert into a LIBO Rate Loan of such Type, or to comply with its obligations hereunder in respect thereof; or

                  (d) such Lender notifies the Agent of its determination that
(i) by reason of any Regulatory Change, such Lender or its applicable Eurodollar Lending Office is restricted, directly or indirectly, in the amount that it may hold of (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBO Rate Loans of such Type is directly or indirectly determined or (B) the category of assets that includes LIBO Rate Loans of such Type and (ii) in connection therewith, such Lender has elected not to make available hereunder LIBO Rate Loans of such Type.

If, as a result of this Section 2.1, any Loan of any Lender that would otherwise be made or maintained as or converted into a LIBO Rate Loan for any Interest Period is instead made or maintained as or converted into a Prime Rate Loan, then, unless the corresponding Loan of each of the other Lenders is also to be made or maintained as or converted into a Prime Rate Loan, such Loan shall be treated as being a LIBO Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Lenders of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Agent shall promptly notify NCO Group (on behalf of the

Borrowers) and each Lender of the existence or occurrence of any condition or circumstance specified in clause (a) or (b) above, and each Lender shall promptly notify NCO Group (on behalf of the Borrowers) and the Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (c) or (d) above applicable to such Lender's Loans, but the failure by the Agent or such Lender to give any such notice shall not affect such Lender's rights hereunder.

         2.2 REGULATORY CHANGES. If in the determination of any Lender (a) any Regulatory Change shall actually directly or indirectly

                         (i) reduce the amount of any sum received or receivable by such Lender with respect to any LIBO Rate Loan or the return to be earned by such Lender on any LIBO Rate Loan,

                        (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make or acquire, any LIBO Rate Loan,

                       (iii) require such Lender or any Affiliate of such Lender to make any payment on or calculated by reference to any amount received by such Lender in respect of its LIBO Rate Loans or its obligations to make LIBO Rate Loans or

                        (iv) reduce, or have the effect of reducing, the rate of return on any capital such Lender or any Affiliate of such Lender is required to maintain on account of any LIBO Rate Loan or such Lender's commitment to make any LIBO Rate Loan.

and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrowers shall pay to such Lender such additional amounts as such Lender determines will fully compensate it for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request for such payment by such Lender, accompanied by the certificate described in Section 2.5 and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Lender, provided that the Borrowers shall not be liable for any amount payable with respect to any period more than 90 days before the date of such request or certificate, or, if earlier the retroactive effective date of the Regulatory Change if such Regulatory Change occurs during such 90-day period.

         2.3 CAPITAL AND RESERVE REQUIREMENTS. If, in the determination of any Lender, such Lender or any Affiliate thereof is required, under applicable Law (including Regulation D), or interpretations, directives, requests and governmental or regulatory guidelines (whether or not having the force of law), to maintain capital or deposit any reserve on account of any Loan, or any commitment to make any Loan then, upon request by such Lender, the Borrowers shall pay to such Lender such additional amounts as such Person determines will fully compensate it for any actual reduction in the rate of return on the capital that such Lender or such Affiliate thereof is so required to maintain. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Lender for such payment accompanied by the certificate described in Section 2.5 (provided that the Borrowers shall not be liable for any amount payable with respect to any period more than 90 days before the date of such request or certificate, or, if earlier, the retroactive effective date of such determination if made during such 90-day period), and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Lender.

         2.4 BREAKAGE. The Borrowers shall pay to each Lender, upon request, such amount as such Lender reasonably determines is necessary to compensate it for any actual loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a LIBO Rate Loan on a date other than the last day of an Interest Period for such LIBO Rate Loan or (b) a LIBO Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Lender, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrowers under this Agreement during the remainder of the applicable Interest Period over (ii) the interest component of the return that such Lender determines it could have obtained had it placed such amount on deposit in the interbank Dollar market for a period equal to such remaining portion of the Interest Period.

         2.5 DETERMINATIONS. In making the determinations contemplated by this
Article 2, each Lender shall make such estimates, assumptions, allocations and the like that such Person in good faith determines to be appropriate, and such Person's selection thereof in accordance with this Section 2.5, and the determinations made by such Person on the basis thereof, shall be final, binding and conclusive upon the Borrowers, except, in the case of such determinations, for manifest errors. Each Lender shall furnish to the Borrowers, at the time of any request for compensation under Section 2.2 or 2.3, a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Article 2 and the assumptions underlying such computations, which shall include a statement of an officer of such Person certifying that such request for compensation is being made pursuant to a policy adopted by such Person to seek such compensation generally from customers similar to the Borrowers and having similar provisions in agreements with such Person.

         2.6 REPLACEMENT OF LENDERS. If any Lender requests compensation pursuant to Sections 1.13 (Taxes on Payments), 2.2 (Regulatory Changes) or 2.3 (Capital and Reserve Requirements), or such Lender's obligation to make or continue Loans as LIBO Rate Loans shall be suspended pursuant to Section 2.1 (Mandatory Suspension and Conversion of LIBO Rate Loans) or such Lender has defaulted on its obligations to make or participate in Loans pursuant to Section
1.3 (Manner of Borrowing), NCO Group (on behalf of the Borrowers), upon three Business Days' notice, may require that such Lender transfer all of its right, title and interest under this Agreement, such Lender's Notes, if any, and the other Loan Documents to any Eligible Institution identified by NCO Group (on behalf of the Borrowers) subject to

                  (a) the consent of the Agent (which consent shall not be unreasonably withheld),

                  (b) satisfaction of the other conditions specified in Section
11.9 below (Successors and Assigns),

                  (c) the agreement of the proposed transferee to assume all of the obligations of such Lender hereunder and under the other Loan Documents for consideration equal to the outstanding principal amount of such Lender's Loans, interest thereon to the date of such transfer, and all other amounts payable hereunder to such Lender to the date of transfer,

                  (d) such transferor Lender shall have been paid on or prior to the date of such transfer all fees and other amounts payable to such transferor hereunder including those amounts payable under said Sections 1.13, 2.2 or 2.3, as applicable (and including any fees accrued hereunder and any amounts that would be payable under Section 2.4 (Breakage) as if all of such Lender's Loans were being prepaid in full on such date) or arrangements satisfactory to the transferor Lender shall have been made for such payments, and

                  (e) satisfaction of the condition that if the Lender being replaced has requested compensation pursuant to Sections 1.13, 2.2 or 2.3, the proposed transferee's aggregate requested compensation, if any, pursuant to Sections 1.13, 2.2 or 2.3 with respect to such replaced Lender's Loans is lower than that of the Lender replaced.

Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements of the Borrowers contained in Sections 1.13 (Taxes on Payments), 2.2 (Regulatory Changes), 2.3 (Capital and Reserve Requirements), 2.4 (Breakage), 11.12 (Indemnification) and 11.13 (Expenses) (without duplication of any payments made to such Lender by the Borrowers or the proposed transferee) shall survive for the benefit of any Lender replaced under this Section 2.6 with respect to the time prior to such replacement.

         2.7 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 1.13 (Taxes on Payments), 2.1 (Mandatory Suspension and Conversion of LIBO Rate Loans), 2.2 (Regulatory Changes) or 2.3 (Capital and Reserve Requirements) with respect to such Lender, it will, if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.7 shall affect or postpone any of the obligations of the Borrowers or the right of any Lender provided in Section 1.13 (Taxes on Payments), 2.1 (Mandatory Suspension and Conversion of LIBO Rate Loans), 2.2 (Regulatory Changes) or 2.3 (Capital and Reserve Requirements).

                                   ARTICLE III

                    CONDITIONS TO EFFECTIVENESS OF AGREEMENT
                                  AND FUNDINGS

         3.1 CONDITIONS TO INITIAL LOANS. The effectiveness of this Agreement (other than this Article 3) and the obligation of the Lenders to make Loans and of the Issuer to issue Letters of Credit on the Initial Funding Date are subject to the satisfaction, immediately prior to or concurrently with the making of such Loan or the issuance of such Letter of Credit, of the following conditions precedent in each case to the satisfaction of the Agent, in addition to the conditions precedent set forth in Section 3.2 hereof:

                  (a) Agreement; Note. The Agent shall have received this Agreement, duly executed by each Borrower, and executed Notes, in the form of Exhibit "A" hereto, duly executed on behalf of each Borrower.

                  (b) Certain Security Documents Pertaining to Personal Property. The Agent shall have received the following documents (as amended, modified or supplemented from time to time, each a "Security Document" and collectively the "Security Documents"), each of which shall be in form and substance satisfactory to the Agent, (except for the certificates representing the stock certificates and other instruments pledged pursuant to such Security Documents and the stock powers delivered in connection therewith):

                           (i) Executed copies of each of the following:

                                    (A) A Second Amended and Restated Security
Agreement, duly executed on behalf of each Borrower, in substantially the form of Exhibit "E" hereto (such agreement as it may be further amended, modified or supplemented from time to time, the "Security Agreement").

                                    (B) An Amended and Restated Stock Pledge
Agreement, duly executed on behalf of NCO Group, and an Amended and Restated Stock Pledge Agreement, duly executed on behalf of NCO New York, each in substantially the form of Exhibit "F" hereto (such agreement as it may be further amended, modified or supplemented from time to time, the "Stock Pledge Agreements").

                                    (C) Insurance Assignments, duly executed by
the Borrower, in substantially the form of Exhibit "G" hereto (as amended, modified or supplemented from time to time, the "Insurance Assignments"), in order to assign to the Agent as agent and representative of the Lenders at least $2,000,000 in keyman life insurance policies on the life of Michael Barrist.

                           (ii) Certificates and instruments representing the
stock certificates and other instruments pledged pursuant to such Security Documents, accompanied by duly executed instruments of transfer or assignment in blank, and, to the extent required by the Security Documents, duly endorsed to the order of the Agent, in form and substance satisfactory to the Agent.

                           (iii) Evidence of the completion of all recordings
and filings of or with respect to, and of all other actions with respect to, the above Security Documents as may be necessary or, in the opinion of the Agent, desirable to create or perfect the Liens created or purported to be created by such Security Documents as valid, continuing and perfected Liens in favor of the Agent securing the Obligations, prior to all other Liens other than Permitted Liens; and evidence of the payment of any necessary fee, tax or expense relating to such recording or filing. Without limitation of the foregoing, the Agent shall receive:

                                    (A) Proper financing statements or
assignments of financing statements duly executed by the Borrowers necessary or desirable by Agent to create or perfect such Liens in favor of the Agent as agent and representative of the Lenders.

                           (iv) Evidence of the insurance required by the terms
of the above Security Documents, containing the endorsements required by such Security Documents and this Agreement.

                           (v) Waivers of landlord's liens, warehouseman's liens
and like rights.

                           (vi) Evidence that all other actions necessary or, in
the opinion of the Agent, desirable to create, perfect or protect the Liens created or purported to be created by the above Security Documents have been taken.

                           (vii) A contemporaneous search of UCC, tax, judgment
and litigation dockets and records and other appropriate registers shall have revealed no filings or recordings in effect with respect to the Collateral purported to be covered by the above Security Documents, except such as are acceptable to the Agent (it being understood that such acceptance does not limit the obligations of the Borrowers with respect to the priority of the Liens in favor of the Lenders), and the Agent shall have received a copy of the search reports received as a result of the search and of the acknowledgment copies of the financing statements or other instruments required to be filed or recorded pursuant to this subsection bearing evidence of the recording of such statements or instruments at each of such filing or recording places.

                  (c) Target Acquisition. The Agent shall have received the following documents evidencing the Target Acquisition, each of which shall be in form and substance satisfactory to the Agent:

                           (i) On the Closing Date, NCO Group shall deliver a
schedule listing all material documents in connection with the Target Acquisition, including an acquisition letter agreement ("Acquisition Documents"), which schedule shall be revised by NCO Group as documents are added or deleted. The Agent shall be satisfied with all Acquisition Documents, and, if not previously delivered, the Acquisition Documents shall be delivered in final form to the Agent as promptly as possible following the date hereof. No Acquisition Document accepted by Agent may be amended, modified or supplemented, nor may any of its terms or conditions in favor of NCO Group be waived, and the tender offer, merger and other transactions contemplated thereunder shall take place in strict compliance therewith.

                           (ii) Satisfactory evidence of completion of the
conditions precedent to the Target Acquisition but for the payment of the purchase price including evidence that NCO Group has not waived any conditions precedent under the Acquisition Documents without the prior written consent of the Agent.

                           (iii) Satisfactory evidence that all corporate
governmental, judicial and third party consents and approvals necessary in connection with the consummation of the Target Acquisition (including without limitation consents and approvals required under or referred to in the Acquisition Agreement) shall have been obtained and, as applicable, become final orders (without imposition of any conditions that are not satisfactory to the Lenders) and shall remain in full force and effect. Without limiting the generality of the foregoing, all appropriate filings shall have been made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the applicable waiting periods relating thereto shall have expired or been terminated without requests for additional information from the reviewing agencies.

                           (iv) Satisfactory evidence that NCO Group or Bidco
(as that term is defined in the Acquisition Agreement) shall have the unrestricted right to designate and cause to be elected a majority of the Trustees of the voting trust which controls a subsidiary to be acquired in connection with the Target Acquisition.

                           (v) In connection with the Target Acquisition for
each acquired US company, an executed Security Agreement from the appropriate Person pursuant to which each grants to the Agent (on behalf of the Lenders) a blanket lien on all business assets (excluding cash held for clients), including but not limited to accounts receivable, inventory, general intangibles and equipment, now owned or hereafter acquired.

                           (vi) A pledge agreement duly executed by any US
Borrower which owns stock in a foreign company acquired in connection with the Target Acquisition pledging to the Agent (on behalf of the Lenders) at least 65% of the stock of such company.

                  (d) Capitalization, Etc. The corporate and capital structure of each Borrower, the articles of incorporation and by-laws (or other constituent documents) of each Borrower, and the terms, conditions, amounts and holders of all equity (except for NCO Group), debt and other indebtedness, obligations and liabilities of each Borrower, shall be reasonably satisfactory to the Agent.

                  (e) Corporate Proceedings. The Agent shall have received certificates by the Secretary or Assistant Secretary of each Borrower dated as of the Closing Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of each Borrower in effect on such date (which, in the case of articles of incorporation or other constituent documents filed or required to be filed with the Secretary of State or other Governmental Authority in its jurisdiction of incorporation, shall be certified to be true, correct and complete by such Secretary of State or other Governmental Authority not more than 30 days before the Closing Date) or certificates from a Responsible Officer of each Borrower stating that the articles of incorporation and bylaws of each Borrower have not been amended or modified since furnished to the Agent in connection with the Credit Agreement, (ii) true copies of all corporate action taken by each Borrower relative to this Agreement and the other Loan Documents and (iii) the incumbency and signature of the respective officers of each Borrower executing this Agreement and the other Loan Documents, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Agent shall have received certificates from the appropriate Secretaries of State or other applicable Governmental Authorities dated not more than 30 days before the Closing Date showing the good standing of each Borrower in its state of incorporation and each state in which each Borrower does business.

                  (f) Insurance. The Agent shall have received a report from each Borrower's insurance broker, addressed to the Agent, satisfactory in form and substance to the Agent, as to insurance matters pertaining to such Borrower. The Agent shall have received evidence satisfactory to it that the insurance policies required by this Agreement and the other Loan Documents have been obtained, containing the endorsements required hereby and thereby.

                  (g) Financial Statements, Projections. The Agent shall have received copies of the financial statements, combining financial statements, pro forma financial statements and projections referred to in Section 4.1 hereof.

                  (h) Legal Opinions of Counsel to the Lenders. The Agent shall have received an opinion addressed to the Lenders, dated the Closing Date, of Blank Rome Comisky & McCauley LLP, and Joshua Gindin, Esquire, counsel to the Borrowers, in form and substance satisfactory to the Agent and its counsel (which are substantially the same as the opinions issued in connection with the Credit Agreement, with appropriate additional provisions which address the transactions described herein). Borrowers shall also have delivered favorable opinions of counsel, including Canadian counsel, as to compliance with laws applicable to the Target Acquisition, due authorization of the transactions contemplated by the Acquisition Documents and such other matters as the Agent may reasonably request.

                  (i) Responsible Officer Certificates. The Agent shall have received certificates from a Responsible Officer of each Borrower as to such matters as the Agent may request, including a pro forma certificate of covenant compliance in the form of Exhibit "J" attached hereto, reflecting the Target Acquisition.

                  (j) Fees, Expenses, etc. All fees and other compensation required to be paid to the Agent on behalf of the Lenders pursuant hereto or pursuant to any other written agreement on or prior to the Closing Date shall have been paid or received, including but not limited to those referred to in the commitment letter from Mellon to Borrowers dated March 11, 1998.

                  (k) Interest Rate Hedging Agreement. The Borrowers shall deliver to the Agent within 120 days of the Initial Funding Date evidence satisfactory to the Agent that the Borrowers have purchased an Interest Rate Hedging Agreement with a financial institution acceptable to the Agent pursuant to which the Borrowers have reduced their risk of exposure to a level reasonably satisfactory to the Agent in its sole discretion. This interest rate cap agreement shall be in force for at least three (3) years following the Initial Funding Date and shall apply to a minimum of 40% of the Commitment.

                  (l) Management Letters. The Agent shall have received copies of the management letters issued by NCO Group's certified public accountants in connection with its audited financial statements dated December 31, 1996 or a letter from such accountants that no such management letters were issued.

                  (m) No Material Adverse Effect. The Responsible Officer of NCO Group (on behalf of the Borrowers) shall provide the Agent with a certificate stating that since the Closing Date there has not occurred, or been threatened, any event, act or condition which could have a Material Adverse Effect.

                  (n) Additional Matters. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Agent.

         3.2 CONDITIONS TO ALL LOANS. The obligation of the Lenders to make any Loan and of the Issuer to issue any Letter of Credit is subject to performance by each Borrower of its obligations to be performed hereunder or under the other Loan Documents on or before the date of such Loan or Letter of Credit, satisfaction of the conditions precedent set forth herein and in the other Loan Documents and to satisfaction of the following further conditions precedent:

                  (a) Notice. Appropriate notice of such Loan shall have been given by the Borrowers as provided in Article 1 hereof.

                  (b) Representations and Warranties. Each of the representations and warranties made by each Borrower in Article 4 hereof shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to the Loans requested to be made on such date.

                  (c) No Defaults. No Event of Default or Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                  (d) No Violations of Law, etc. Neither the making nor use of the Loans shall cause the Lenders to violate or conflict with any Law.

                  (e) No Material Adverse Effect. There shall not have occurred, or be threatened, any other event, act or condition which could have a Material Adverse Effect since the last Loan. Each request by a Borrower for any Loan shall constitute a representation and warranty by such Borrower that the conditions set forth in this Section 3.2 have been satisfied as of the date of such request. Failure of the Agent to receive notice from the Borrower to the contrary before such Loan is made shall constitute a further representation and warranty by the Borrower that the conditions referred to in this Section 3.2 have been satisfied as of the date such Loan is made.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders as follows:

                  (a) Corporate Status. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each Borrower has corporate power and authority to own its property and transact the business in which it is engaged or presently proposes to engage. Each Borrower is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary or advisable. Schedule 4.1(a) hereof states as of the date hereof the jurisdiction of incorporation of each Borrower and the jurisdictions in which each Borrower is qualified to do business as a foreign corporation.

                  (b) Corporate Power and Authorization. Each Borrower has corporate power and authority to execute, deliver, perform, and take all actions contemplated by each Loan Document to which it is a party, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part. Without limitation of the foregoing, each Borrower has the corporate power and authority to borrow pursuant to the Loan Documents to the fullest extent permitted hereby and thereby from time to time, and has taken all necessary corporate action to authorize such borrowings.

                  (c) Execution and Binding Effect. This Agreement and each other Loan Document to which any Borrower is a party and which is required to be delivered on or before the Closing Date pursuant to Section 3.1 hereof has been duly and validly executed and delivered by such Borrower. This Agreement and each other Loan Document constitutes, the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  (d) Governmental Approvals and Filings. No approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority (collectively, "Governmental Action") is or will be necessary or advisable in connection with the execution and delivery of any Loan Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof, provided that Borrower may be required to file the Loan Documents with the Securities and Exchange Commission and Borrowers may be required to obtain certain consents in connection with the Target Acquisition.

                  (e) Absence of Conflicts. Neither the execution and delivery of any Loan Document, nor consummation of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof does or will

                           (i) violate or conflict with any Law, or

                           (ii) violate, conflict with or result in a breach of
any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any property of the Borrower (except for any Lien in favor of the Lender securing the Obligations) pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Borrower under or in connection with,

                                    (A) the articles of incorporation or by-laws
(or other constituent documents) of any Borrower,

                                    (B) any agreement or instrument creating,
evidencing or securing any Indebtedness to which any Borrower is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound, or

                                    (C) any other material agreement or
instrument to which any Borrower is a party or any of its properties (now owned or hereafter acquired) may be subject or bound.

                  (f) Audited Financial Statements. The Borrowers have heretofore furnished to the Agent balance sheets as of December 31, 1996 and the related statements of income, cash flows and changes in stockholders' equity for the fiscal year then ended, as examined and reported on by Coopers & Lybrand, independent certified public accountants for the Borrowers, who delivered an unqualified opinion in respect thereof. The Borrowers' financial statements present fairly the financial condition of the Borrowers, as of the end of such fiscal year, and the results of its operations and its cash flows for the fiscal year then ended, all in conformity with GAAP.

                  (g) Interim Financial Statements. The Borrowers have heretofore furnished to the Agent interim company prepared balance sheets of the Borrowers, dated September 30, 1997, together with the related consolidated statements of income, cash flows and changes in stockholders' equity for the fiscal quarter ending on such date. The Borrowers' financial statements present fairly the financial condition of the Borrowers, as of the end of such fiscal quarter and the results of its operations and its cash flows for such fiscal quarter, all in conformity with GAAP, subject to normal and recurring year-end audit adjustments.

                  (h) Absence of Undisclosed Liabilities. No Borrower has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (w) as disclosed in the financial statements referred to in Sections 4.1(f) and (g) hereof, (x) matters that, individually or in the aggregate, could not have a Material Adverse Effect, (y) as disclosed in Schedule 4.1(h) hereof, and (z) liabilities, obligations, commitments and losses incurred after December 31, 1997 in the ordinary course of business and consistent with past practices.

                  (i) Absence of Changes. Since September 30, 1997, there has been no change in the business, operations, or condition (financial or otherwise) of the Borrowers.

                  (j) Accurate and Complete Disclosure. All information (taken as a whole) heretofore, contemporaneously or hereafter provided (orally or in writing) by any Borrower to the Agent pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby is or will be (as the case may be) true and accurate in all material respects on the date as of which such information is dated (or, if not dated, when received by the Agent as the case may be) and does not or will not (as the case may be) omit to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances in which it was provided. Each Borrower has disclosed to the Agent in writing every fact or circumstance which has, or which could have, a Material Adverse Effect.

                  (k) Projections. Attached hereto as Schedule 4.1(k) are projections prepared by the Borrowers or __________________________ demonstrating the projected financial condition and results of operations of the Borrowers, for the period commencing on January 1, 1998 and ending on December 31, 2002, which projections are accompanied by a written statement of the assumptions and estimates underlying such projections. Such projections were prepared on the basis of such assumptions and estimates. Such projections, assumptions and estimates, as of the date of preparation thereof and as of the date hereof, are reasonable, are made in good faith, are consistent with the Loan Documents, and represent each Borrower's best judgment as to such matters. Nothing has come to the attention of the Borrowers which would lead the Borrowers to believe that such projections will not be attained or exceeded. Nothing contained in this Section shall constitute a representation or warranty that such future financial performance or results of operations will in fact be achieved.

                  (l) Solvency. On and as of the Closing Date, and after giving effect to all Loans and other obligations and liabilities being incurred on such date in connection therewith, and on the date of each subsequent Loan or other extension of credit hereunder and after giving effect to application of the proceeds thereof in accordance with the terms of the Loan Documents, the Borrowers on a consolidated basis are and will be Solvent.

                  (m) Margin Regulations. No part of the proceeds of any Loan hereunder will be used for the purpose of buying or carrying any "margin stock," as such term is used in Regulations G and U of the Board of Governors of the Federal Reserve System, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any "margin stock". No Borrower is engaged in the business of extending credit to others for the purpose of buying or carrying "margin stock". No Borrower owns any "margin stock". Neither the making of any Loan nor any use of proceeds of any such Loan will violate or conflict with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.

                  (n) Partnerships, Etc. Except as set forth on Schedule 4.1(n), no Borrower is a partner (general or limited) of any partnership, is a party to any joint venture, or owns (beneficially or of record) any equity or similar interest in any such Person (including but not limited to any interest pursuant to which the Borrower has or may in any circumstance have an obligation to make capital contributions to, or be generally liable for or on account of the liabilities, acts or omissions of such other Person).

                  (o) Ownership and Control. Schedule 4.1(o) hereof states as of the date hereof the authorized capitalization of each Borrower, the number of shares of each class of capital stock issued and outstanding of each Borrower and the number and percentage of outstanding shares of each such class of capital stock and the names of the record owners of such shares and the direct or indirect beneficial owners of such shares (except that for NCO Group the listing shall include only the names of any parties beneficially owning, individually or through affiliates, more than 5% of NCO Group stock). The outstanding shares of capital stock of each Borrower have been duly authorized and validly issued and are fully paid and nonassessable. Except as described in
Schedule 4.1(o), there are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Borrower to issue any shares of its capital stock or any other securities.

                  (p) Litigation. To the best of each Borrower's knowledge, there is no pending or (to such Borrower's knowledge after due inquiry) threatened action, suit, proceeding or investigation by or before any Governmental Authority against any Borrower, other than alleged violations of the Fair Debt Collection Practices Act which would not cause a Material Adverse Effect.

                  (q) Absence of Events of Default. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Default.

                  (r) Absence of Other Conflicts. No Borrower is in violation of or conflict with, or is subject to any contingent liability on account of any violation of or conflict with:

                           (i) any Law to the best of its knowledge, after due
inquiry,

                           (ii) its articles of incorporation or by-laws (or
other constituent documents), or

                           (iii) any material agreement or instrument or
arrangement to which it is party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound.

                  (s) Insurance. Each Borrower maintains with financially sound and reputable insurers insurance with respect to its properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.
Schedule 4.1(s) hereof sets forth a list of all insurances currently maintained by each Borrower, setting forth the identity of the insurance carrier, the type of coverage, the amount of coverage and the deductible. There are no claims, actions, suits, or proceedings against, arising under or based upon any of such insurance policies except as set forth in such Schedule 4.1(s).

                  (t) Title to Property. Each Borrower has good and marketable title in fee simple to all real property owned or purported to be owned by it and good title to all other property of whatever nature owned or purported to be owned by it, including but not limited to all property reflected in the most recent audited balance sheet referred to in Section 4.1(f) hereof or submitted pursuant to Section 5.1(a) hereof, as the case may be (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet), in each case free and clear of all Liens, other than Permitted Liens.

                  (u) Intellectual Property. Each Borrower owns, or is licensed or otherwise has the right to use, all the patents, trademarks, service marks, names (trade, service, fictitious or otherwise), copyrights, technology (including but not limited to computer programs and software), processes, data bases and other rights, free from burdensome restrictions, necessary to own and operate its properties and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others. Except as described in Schedule 4.1(u), no Borrower owns any patents, trademarks or copyrights.

                  (v) Taxes. All tax and information returns required to be filed by or on behalf of any Borrower have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon any Borrower or upon any of its properties, incomes, sales or franchises which are due and payable have been paid other than those not yet delinquent and payable without premium or penalty, and except for those being diligently contested in good faith by appropriate proceedings, and in each case adequate reserves and provisions for taxes have been made on the books of such Borrower. The reserves and provisions for taxes on the books of each Borrower are adequate for all open years and for its current fiscal period. No Borrower has knowledge of any proposed additional assessment or basis for any material assessment for additional taxes (whether or not reserved against).

                  (w) Employee Benefits. Except as set forth on Schedule 4.1(w), no Borrower has a Plan or Plans.

                  (x) Environmental Matters.

                           (i) Each Borrower, and each of its respective
Environmental Affiliates, is and has been in full compliance with all applicable Environmental Laws, except for (x) matters set forth in Schedule 4.1(x) hereof and (y) matters which, individually or in the aggregate, could not have a Material Adverse Effect. There are to each Borrower's knowledge after due inquiry no circumstances that may prevent or interfere with such full compliance in the future.

                           (ii) Each Borrower and its respective Environmental
Affiliates has all Environmental Approvals necessary or desirable for the ownership and operation of their respective properties, facilities and businesses as presently owned and operated and as presently proposed to be owned and operated, except for (x) matters set forth in Schedule 4.1(x) hereof and (y) matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                           (iii) There is no Environmental Claim pending or to
the knowledge of any Borrower after due inquiry threatened, and there are no past or present acts, omissions, events or circumstances that could form the basis of any Environmental Claim, against any Borrower or any of its respective Environmental Affiliates, except for (x) matters set forth in Schedule 4.1(x) hereof, and (y) matters which, if adversely decided, individually or in the aggregate, could not have a Material Adverse Effect.

                           (iv) No facility or property now or previously owned,
operated or leased by any Borrower or any of its respective Environmental Affiliates is an Environmental Cleanup Site. No Borrower nor any respective Environmental Affiliate has directly transported or directly arranged for the transportation of any Environmental Concern Materials to any Environmental Cleanup Site. No Lien exists, and no condition exists which could result in the filing of a Lien, against any property of any Borrower or any of its respective Environmental Affiliates under any Environmental Law.

                  (y) Business Interruptions. Within two (2) years prior to the Closing Date, neither the business, property nor operations of any Borrower have been materially and adversely affected in any way by any casualty, strike, lockout, combination of workers, order of the United States of America, or any state or local government, or any political subdivision or agency thereof, directed against any Borrower. To the best of each Borrower's knowledge, there are no pending or threatened labor disputes, strikes, lockouts or similar occurrences or grievances against the business being operated by any Borrower.

                  (z) Names. In the five (5) years prior to the Closing Date, no Borrower has conducted business under or used any names (whether corporate or assumed) except for its present corporate name and those names listed in
Schedule 4.1(z) attached hereto and made a part hereof. Each Borrower is the sole owner of its name and any and all business done and all invoices using such name or any names listed in Schedule 4.1(z) represent sales and business of such Borrower and are owned solely by such Borrower.

                  (aa) Regulation O. No director, executive officer or principal shareholder of any Borrower is a director, executive officer or principal shareholder of the Lender. For the purposes hereof the terms "director" (when used with reference to the Lender), "executive officer" and "principal shareholder" have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

         4.2 REPRESENTATIONS AND WARRANTIES ABSOLUTE. The representations and warranties of the Borrowers set forth in this Article 4 are unaffected by any prior or subsequent investigation by, or knowledge of, the Agent or any Lender.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  So long as any Loan shall remain unpaid, any Letter of Credit is outstanding or any Lender shall have any Commitment under this Agreement, each of the Borrowers shall comply with the following covenants.

         5.1 BASIC REPORTING REQUIREMENTS.

                  (a) Annual Audit Reports. As soon as practicable, and in any event within 90 days after the close of each fiscal year of the Borrowers, the Borrowers shall furnish to the Agent and each of the Lenders consolidated statements of income, cash flows and changes in stockholders' equity of the Borrowers for such fiscal year and a consolidated balance sheet of the Borrowers as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year, together with all management letters issued, or letters stating that no management letters are being issued, in connection therewith. Such financial statements shall be accompanied by an opinion of independent certified public accountants of recognized national standing selected by the Borrowers and reasonably satisfactory to the Agent. A copy of the opinion of such accountants shall be delivered to the Agent and each of the Lenders and signed by such accountants. Such opinion shall be free of exceptions or qualifications not acceptable to the Agent in its reasonable discretion and in any event shall be free of any exception or qualification which is of "going concern" or like nature or which relates to a limited scope of examination. Such opinion in any event shall contain a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary under the circumstances and
(ii) in the opinion of such accountants such financial statements present fairly the financial position of the Borrowers as of the end of such fiscal year and the results of their operations and their cash flows and changes in stockholders' equity for such fiscal year, in conformity with GAAP.

                  (b) Quarterly Financial Statements. As soon as practicable but in any event within 45 days after the end of each quarter, the Borrowers shall furnish to the Agent and each of the Lenders financial statements in the form filed with NCO Group's Form 10-Q filing with the Securities Exchange Commission.

                  (c) Quarterly Compliance Certificates. The Borrowers shall deliver to the Agent and each of the Lenders a Quarterly Compliance Certificate in substantially the form set forth as Exhibit "K" hereto, duly completed and signed by a Responsible Officer, of the Borrowers concurrently with the delivery of the financial statements referred to in subsection (a) and (b). The Quarterly Compliance Certificate shall confirm that the unamortized remaining balance of all acquired delinquent pools of Accounts does not exceed $3,000,000, in the aggregate among all Borrowers, at any point in time. From time to time the Borrowers may seek the prior written consent of the Agent (in its sole discretion) so that the unamortized remaining cost balance of all acquired delinquent pools of accounts may exceed $3,000,000.

                  (d) Annual Budget. As soon as practicable, and in any event within 45 days after the start of each fiscal year, the Borrowers shall deliver to the Agent a consolidated annual budget, which shall include the annual projections of profit and loss statements, balance sheets and cash flow reports (prepared on an annual basis) for the succeeding fiscal year, together with a statement of the assumptions and estimates upon which such projections are based. The projections shall be accompanied by a cover letter stating that such projections, estimates and assumptions, as of the date of preparation thereof, are reasonable, made in good faith, consistent with the Loan Documents, and represent the Borrowers' best judgment as to such matters.

                  (e) Commercial Finance Reports. As soon as practicable, and in any event within 30 days after the end of each month, the Borrowers shall furnish to the Agent a report of a Responsible Officer of the Borrowers setting forth information as to (i) receivables, and (ii) payables (which may include, among other things, a breakout of aging and payments).

                  (f) Certain Other Reports and Information. Promptly upon their becoming available to the Borrowers, the Borrowers shall deliver to the Agent a copy of (i) all regular or special reports, registration statements and amendments to the foregoing which the Borrowers shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange,
(ii) all reports, proxy statements, financial statements and other information distributed by the Borrowers to its stockholders, bondholders or the financial community generally, and (iii) all accountants' management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports from outside accountants with respect to, the Borrowers.

                  (g) Further Information. The Borrowers will promptly furnish to the Agent or any Lender such other information and in such form as the Agent or any Lender may reasonably request from time to time.

                  (h) Notice of Certain Events. Promptly upon becoming aware of any of the following, the Borrowers shall give the Agent notice thereof, together with a written statement of a Responsible Officer of the Borrowers setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Borrowers:

                           (i) Any Event of Default or Default.

                           (ii) Any material adverse change in the business,
operations or condition (financial or otherwise) of any Borrower.

                           (iii) Any pending or threatened action, suit,
proceeding or investigation by or before any Governmental Authority against or affecting any Borrower, except for matters that if adversely decided, individually or in the aggregate, could not have a Material Adverse Effect.

                           (iv) Any material violation, breach or default by any
Borrower under any agreement or instrument which could have a Material Adverse Effect.

                           (v) Any material amendment or supplement to, or
extension, renewal, refinancing, or refunding of, or waiver by any other party thereto of any right under or conditions of, any agreement or instrument creating, evidencing or securing any Indebtedness of any Borrower; any agreement or instrument material to the business, operations or condition (financial or otherwise) of any Borrower, and any negotiations pertaining to any of the foregoing.

                           (vi) Any Pension-Related Event. Such notice shall be
accompanied by: (A) a copy of any notice, request, return, petition or other document received by any Borrower or any Controlled Group Member from any Person, or which has been or is to be filed with or provided to any Person (including without limitation the Internal Revenue Service, PBGC or any Plan participant, beneficiary, alternate payee or employer representative), in connection with such Pension-Related Event, and (B) in the case of any Pension-Related Event with respect to a Plan, the most recent Annual Report (5500 Series), with attachments thereto, and the most recent actuarial valuation report, for such Plan, if not previously provided.

                           (vii) Any Environmental Claim pending or threatened
against any Borrower, or any past or present acts, omissions, events or circumstances (including but not limited to any dumping, leaching, deposition, removal, abandonment, escape, emission, discharge or release of any Environmental Concern Material at, on or under any facility or property now or previously owned, operated or leased by any Borrower that could form the basis of such Environmental Claim, which Environmental Claim, if adversely resolved, individually or in the aggregate, could have a Material Adverse Effect.

                  (i) Visitation; Verification. Each Borrower shall permit such Persons as the Agent or any Lender may designate from time to time to visit and inspect any of the properties of such Borrower, to examine its books and records and take copies and extracts therefrom and to discuss its affairs with its directors, officers, employees and independent accountants at such times and as often as the Agent may reasonably request. Each Borrower hereby authorizes such officers, employees and independent accountants to discuss with the Agent the affairs of such Borrower. The Agent shall have the right to examine accounts, inventory and other properties and liabilities of each Borrower from time to time, and each Borrower shall cooperate with the Agent in such examination.

         5.2 INSURANCE. Each Borrower shall maintain insurance on all insurable tangible Collateral against fire, flood, casualty and such other hazards as may be reasonably acceptable to the Agent in such amounts, with such deductibles and with such insurers as may be reasonably acceptable to the Agent. The policies of all such casualty insurance shall contain standard Loss Payable Clauses issued in favor of the Agent for the benefit of the Lenders under which all losses thereunder shall be paid to the Agent for the Lenders as their interests may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without thirty (30) days prior written notice to the Agent and shall insure the Lenders notwithstanding the act or neglect of the insured. In the event any Borrower fails to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, the Agent may do so for such Borrower but such Borrower shall continue to be liable for the cost of such insurance. Each Borrower hereby appoints the Agent as its attorney-in-fact, exercisable at the Agent's option, to endorse any check which may be payable to such Borrower in order to collect the proceeds of such insurance. Any and all amount or amounts received or collected by the Agent pursuant to the provisions of this paragraph, in excess of $100,000 per year in the aggregate, may be applied by the Lenders to any Obligations or to repair, reconstruct or replace the loss of or damage to Collateral as the Majority Lenders in their judgment may from time to time determine. Each Borrower shall furnish to the Agent from time to time upon request the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as the Agent may request, and provide such other insurance and endorsements as are required by this Agreement and the other Loan Documents.

         5.3 PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS. Each Borrower shall pay or discharge

                  (a) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges imposed upon it or any of its properties;

                  (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of such Borrower or such Subsidiary in a case under Title 11 (Bankruptcy) of the United States Code, as amended;

provided, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced such Borrower need not pay or discharge any such tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted, and
(y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

         5.4 PRESERVATION OF CORPORATE STATUS. Each Borrower shall maintain its status as a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and to be duly qualified to do business as a foreign corporation and in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary.

         5.5 GOVERNMENTAL APPROVALS AND FILINGS. Each Borrower shall keep and maintain in full force and effect all Governmental Actions necessary or advisable in connection with execution and delivery of any Loan Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

         5.6 MAINTENANCE OF PROPERTIES. Each Borrower shall maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         5.7 AVOIDANCE OF OTHER CONFLICTS. Each Borrower shall not violate or conflict with, be in violation of or conflict with, or be or remain subject to any liability (contingent or otherwise) on account of any violation or conflict with

                  (a) any Law in a manner which could cause a Material Adverse Effect,

                  (b) its articles of incorporation or by-laws (or other constituent documents), or

                  (c) any material agreement or instrument to which it is a party or by which any of them or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound.

         5.8 FINANCIAL ACCOUNTING PRACTICES. Each Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         5.9 USE OF PROCEEDS. Subject to the terms and conditions of this Agreement, the Borrowers shall apply the proceeds of all Loans hereunder only for working capital and acquisition financing. The Borrowers shall not use the proceeds of any Loans hereunder directly or indirectly for any unlawful purpose or inconsistent with any other provision of any Loan Document.

         5.10 CONTINUATION OF OR CHANGE IN BUSINESS. Each Borrower shall continue to engage in its business substantially as conducted and operated during the present and preceding fiscal year, and no Borrower shall engage in any other business not substantially similar to the business as presently conducted.

         5.11 CONSOLIDATED TAX RETURN. No Borrower shall file or consent to the filing of any consolidated income tax return with any Person other than another Borrower, except as required by the Code.

         5.12 FISCAL YEAR. No Borrower shall change its fiscal year or fiscal quarter.

         5.13 BANK ACCOUNTS. As additional consideration for the establishment of the credit facilities hereunder, each Borrower shall maintain all of its depository and disbursement accounts with the Agent, except that (i) the Borrowers may maintain accounts with PNC Bank, N.A. ("PNC Accounts") and certain trust accounts required to be maintained at banks other than the Agent and (ii) if the Agent fails to service the Borrower's depository and disbursement accounts in a commercially reasonable manner, Borrower may move the accounts to another financial institution of its choice.

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




         5.14 SUBMISSION OF COLLATERAL DOCUMENTS. Each Borrower shall promptly, but in no event later than twenty (20) days following the conversion of an Account to an instrument or chattel paper, notify the Agent if an Account becomes evidenced or secured by an instrument or chattel paper and, upon request of the Agent, promptly deliver any such instrument or chattel paper to the Lender.

         5.15 COLLECTION OF ACCOUNTS. Each Borrower shall continue to collect its Accounts in the ordinary course of its business.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         So long as any Obligations shall remain unpaid or any Lender shall have any Commitment under this Agreement, each of the Borrowers shall comply with the following covenants.

         6.1 FINANCIAL COVENANTS.

                  (a) Consolidated Current Ratio. The Consolidated Current Ratio shall not at any time be less than .3 to 1.00 during the first four quarters after the Initial Funding Date or less than .5 to 1.00 during any quarter thereafter. For purposes of determining the Consolidated Current Ratio, Consolidated Current Liabilities shall include all Obligations.

                  (b) Consolidated Net Worth. As of the last day of each fiscal quarter Consolidated Net Worth shall not be less than $80,400,910.00 plus 90% of quarterly Consolidated Net Income on a cumulative basis for each quarter beginning with the quarter ending March 31, 1998, but without deductions for net losses plus the net proceeds of any offering of equity after the Closing Date.

                  (c) Consolidated Funded Debt to Consolidated EBITDA. The ratio of Consolidated Funded Debt to annualized Consolidated EBITDA shall not be more than 3.25 to 1.00 for the quarters ending June 30, 1998 and September 30, 1998;
3.0 to 1.00 for the quarter ending December 31, 1998; or 2.5 to 1.00 for the quarters ending March 31, 1999 and thereafter. Consolidated EBITDA shall be annualized by multiplying Consolidated EBITDA for the fiscal quarter being tested by four. For purposes of calculating pro forma compliance with this provision in analyzing a proposed acquisition, Consolidated EBITDA shall include the pre-acquisition EBITDA of the target for the immediately preceding 12 month period after adjustment for unusual expense items.

                  (d) Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio as of the last day of each fiscal quarter shall not be less than 4.00 to 1.00.

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




         6.2 LIENS. No Borrower shall at any time create, incur, assume or suffer to exist any Lien on any of its property (now owned or hereafter acquired), or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following ("Permitted Liens"):

                  (a) Liens pursuant to the Security Documents in favor of the Lender to secure the Obligations;

                  (b) Liens existing on the date hereof securing obligations existing on the date hereof, as such Liens and obligations are listed in
Schedule 6.2 hereto or Liens relating to Purchase Money Indebtedness for Capital Expenditures permitted by Section 6.14;

                  (c) Liens arising from taxes, assessments, charges or claims described in Section 5.3 hereof that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the proviso to such Section 5.3 , provided that the aggregate amount secured by all Liens described in this Section 6.2(c) shall not at any time exceed $300,000;

"Permitted Lien" shall in no event include any Lien imposed by, or required to be granted pursuant to, ERISA or any Environmental Law. Nothing in this Section
6.2 shall be construed to limit any other restriction on Liens imposed by the Security Documents or otherwise in the Loan Documents.

         6.3 INDEBTEDNESS. No Borrower shall at any time create, incur, assume or suffer to exist any Indebtedness, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) Indebtedness to the Lenders pursuant to this Agreement and the other Loan Documents;

                  (b) Indebtedness of such Borrower existing on the date hereof and listed in Schedule 6.3 hereof (but not any extensions, renewals or refinancings thereof);

                  (c) Purchase Money Indebtedness;

                  (d) Accounts payable to trade creditors arising out of purchases of goods or services in the ordinary course of business;

                  (e) Capitalized Leases which are permitted as Capital Expenditures not exceeding in the aggregate $10,000,000; and

                  (f) Permitted Acquisitions Indebtedness.

         6.4 GUARANTIES, INDEMNITIES, ETC. No Borrower shall be or become subject to or bound by any Guaranty or Guaranty Equivalent, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) Guaranties and Guaranty Equivalents of the obligations of third parties (including unconsolidated subsidiaries but excluding consolidated subsidiaries) which, together with loans and advances by Borrowers to such third parties, in the aggregate do not exceed $200,000 at any one time for all Borrowers;

                  (b) Contingent liabilities arising from the endorsement of negotiable or other instruments for deposit or collection or similar transactions in the ordinary course of business; and

                  (c) Indemnities by a Borrower of the liabilities of its directors or officers in their capacities as such pursuant to provisions presently contained in their articles of incorporation or by-laws (or other constituent documents) or as permitted by Law.

         6.5 LOANS, ADVANCES AND INVESTMENTS. No Borrower shall at any time make or suffer to exist or remain outstanding any loan or advance to, or purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, or make any capital contribution to or other investment in, any other Person, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) Loans and investments existing on the date hereof and listed in Schedule 6.5 hereof; but not any amendments, extensions or refinancings thereof;

                  (b) Receivables owing to such Borrower arising from sales of inventory under usual and customary terms in the ordinary course of business;

                  (c) Demand advances to officers and employees of a Borrower to meet expenses incurred by such officers and employees in the ordinary course of business and in amounts at any time outstanding not exceeding $5,000 to any one officer or employee and $10,000 in the aggregate among all Borrowers;

                  (d) Cash Equivalent Investments;

                  (e) Loans from a Borrower to another Borrower, provided that the Borrowers shall cause any such loans to be evidenced by a promissory note, which shall immediately be delivered to the Lender as Collateral;

                  (f) Permitted Acquisitions;

                  (g) investments in a Borrower by another Borrower; and

                  (h) Other loans and advances to third parties (including unconsolidated subsidiaries but excluding consolidated subsidiaries), the aggregate principal amount of which together with Guaranties and Guaranty Equivalents issued by Borrowers for such third parties, do not exceed $200,000 at any time for all Borrowers.

         6.6 DIVIDENDS AND RELATED DISTRIBUTIONS.

                  No Borrower shall declare or make any Stock Payment, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except that a Borrower may make a Stock Payment to another Borrower.

         6.7 SALE-LEASEBACKS. No Borrower shall at any time enter into or suffer to remain in effect any transaction to which such Borrower is a party involving the sale, transfer or other disposition by such Borrower of any property (now owned or hereafter acquired), with a view directly or indirectly to the leasing back of any part of the same property or any other property used for the same or a similar purpose or purposes, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing.

         6.8 LEASES. No Borrower shall at any time enter into or suffer to remain in effect any lease, as lessee, of any property, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) Operating leases of equipment or office space used by the lessee in the ordinary course of business;

                  (b) Leases cancelable by the lessee without penalty on not more than 90 days' notice; and

                  (c) Capitalized Leases permitted under Section 6.3 hereof.

         6.9 MERGERS, ACQUISITIONS, ETC. No Borrower shall (v) except for Permitted Acquisitions, merge with or into or consolidate with any other Person,
(w) liquidate, wind-up, dissolve or divide, (x) except for Permitted Acquisitions, acquire all or any substantial portion of the properties of any going concern or going line of business, (y) except for Permitted Acquisitions, acquire all or any substantial portion of the properties of any other Person, or (z) agree, become or remain liable (contingently or otherwise) to do any of the foregoing; provided, however, that the Borrowers may seek the prior written consent of the Super Majority Lenders for an acquisition which is not a Permitted Acquisition. In connection with considering the Borrowers' request, the Lenders, via the Agent may conduct their own due diligence or require appropriate third party due diligence regarding the proposed acquisition. The results of all such due diligence must be satisfactory to the Super Majority Lenders. Borrowers shall bear the cost of all such due diligence.

         6.10 DISPOSITIONS OF PROPERTIES. No Borrower shall sell, convey, assign, lease, transfer, abandon or otherwise dispose of, voluntarily or involuntarily, any of its properties, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) The Borrowers may sell inventory in the ordinary course of business;

                  (b) The Borrowers may dispose of equipment which is obsolete or no longer useful in the business of such Borrower; and

                  (c) The Cash Equivalent Investments described in Section
6.5(d).

By way of illustration, and without limitation, it is understood that the following are dispositions of property prohibited under this Section 6.10: any disposition of accounts, chattel paper or general intangibles, with or without recourse, and any disposition of any leasehold interest. Nothing in this Section
6.10 shall be construed to limit any other restriction on dispositions of property imposed by the Security Documents or otherwise in the Loan Documents.

         6.11 ISSUANCE OF STOCK. No Borrower, other than NCO Group, shall issue, sell, otherwise dispose or suffer to remain outstanding, voluntarily or involuntarily, any additional shares of capital stock, or any options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate such Borrower to issue any shares of its capital stock, except to NCO Group or another Borrower, except options issued to employees of the Borrowers.

         6.12 DEALINGS WITH AFFILIATES. No Borrower shall enter into or carry out any transaction with (including, without limitation, purchase or lease property or services from, sell or lease property or services to, loan or advance to, or enter into, suffer to remain in existence or amend any contract, agreement or arrangement with) any Affiliate of such Borrower, directly or indirectly, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except:

                  (a) Existence and performance of contracts, agreements and arrangements in existence as of the date hereof and set forth in Schedule 6.12 hereof; and

                  (b) Directors, officers and employees of a Borrower may be compensated for services rendered in such capacity to such Borrower, provided that such compensation is in good faith and on terms no less favorable to such Borrower than those that could have been obtained in a comparable transaction on an arm's-length basis from an unrelated Person, and the board of directors of such Borrower (including a majority of the directors having no direct or indirect interest in such transaction) approve the same.

                  (c) Transactions in the ordinary course of business and consistent with past practices between one Borrower and another Borrower, in good faith and on terms no less favorable to either Borrower than those that could have been obtained in a comparable transaction on an arm's-length basis from an unrelated Person; and

                  (d) Other transactions with Affiliates in good faith and on terms no less favorable to a Borrower than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

         6.13 ACQUIRED DELINQUENT POOLS OF ACCOUNTS. The Borrowers shall not acquire delinquent pools of Accounts to the extent that the unamortized remaining balance on the Borrowers' consolidated balance sheet for all such acquired pools shall exceed $3,000,000, in the aggregate among all Borrowers, at any given point in time. From time to time the Borrowers may seek the prior written consent of the Majority Lenders (in their sole discretion) so that the unamortized remaining balance of all acquired delinquent pools of accounts may exceed $3,000,000.

         6.14 CAPITAL EXPENDITURES. No Borrower shall make any Capital Expenditures on or after the date hereof, except for Capital Expenditures not in excess of $4,000,000, in the aggregate among all Borrowers, in any rolling four quarter period; provided, however, that the Borrowers may carry forward into the future, on a non-cumulative basis, up to $1,000,000 in unspent Capital Expenditures per rolling four quarter period. For purposes of this provision,
(a) all leases, except for real estate leases and automobile leases, shall be deemed to be Capitalized Leases (which under Section 6.14 are limited to $10,000,000 in the aggregate during the term of this Agreement) and therefore shall be accounted for as a Capital Expenditure, and (b) Purchase Money Indebtedness shall be accounted for as a Capital Expenditure.

         6.15 LIMITATIONS ON MODIFICATION OF CERTAIN AGREEMENTS AND INSTRUMENTS. No Borrower shall materially amend, modify or supplement materially its articles of incorporation or by-laws (or similar constituent documents), if so doing would adversely affect the Lenders' rights or benefits under the Loan Documents.

         6.16 LIMITATION ON PAYMENTS OF PURCHASE MONEY INDEBTEDNESS. No Borrower shall directly or indirectly pay, prepay, purchase, redeem, retire, defease or acquire, or make any payment (on account of principal, interest, premium or otherwise) of, or grant or suffer the existence of any Lien on any of its property (now owned or hereafter acquired) to secure any indebtedness, obligation or liability with respect to, or amend, modify or supplement any of the terms and conditions of, any Purchase Money Indebtedness, or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except that so long as no Event of Default or Default has occurred, the Borrowers may pay principal and interest on Purchase Money Indebtedness when due, to the extent consistent with the subordination provisions of such Purchase Money Indebtedness.

         6.17 LIMITATION ON OTHER RESTRICTIONS ON LIENS. No Borrower shall enter into, become or remain subject to any agreement or instrument to which such Borrower is a party or by which its properties (now owned or hereafter acquired) may be subject or bound that would prohibit the grant of any Lien upon any of its properties (now owed or hereafter required), except Permitted Liens.

         6.18 LIMITATION ON OTHER RESTRICTIONS ON AMENDMENT OF THE LOAN DOCUMENTS, ETC. No Borrower shall enter into, become or remain subject to any agreement or instrument to which such Borrower is a party or by which any Borrower or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Loan Documents, except for the Loan Documents.

                                   ARTICLE VII

                                    DEFAULTS

         7.1 "EVENTS OF DEFAULT." An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by Law):

                  (a) Any Borrower shall fail to pay when due principal of any Loan.

                  (b) Any Borrower shall fail to pay when due interest on any Loan, any fees, indemnity or expenses, or any other amount due hereunder or under any other Loan Document.

                  (c) Any representation or warranty made or deemed made by any Borrower in or pursuant to or in connection with any Loan Document, or any statement made by any Borrower in any financial statement, certificate, report, exhibit or document furnished by any Borrower to the Lenders pursuant to or in connection with any Loan Document, shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading).

                  (d) Any Borrower shall default in the performance or observance of any covenant, agreement or duty under this Agreement or any other Loan Document and (i) in the case of a default under Section 5.1 hereof such default shall have continued for a period of ten days and (ii) in the case of any other default such default shall have continued for a period of ten (10) days after the Agent has sent notice of such default (as long as such ten (10) day period does not extend more than thirty (30) days beyond the date of occurrence of such default) provided that such default is capable of being cured (which shall be determined in the sole and absolute discretion of the Agent).

                  (e) Any Cross-Default Event shall occur with respect to any Cross-Default Obligation; provided, that if a Cross-Default Event would have occurred with respect to a Cross-Default Obligation but for the grant of a waiver or similar indulgence, a Cross-Default Event shall nevertheless be deemed to have occurred if any Borrower directly or indirectly gave or agreed to give any consideration for such waiver or indulgence (including but not limited to a reduction in maturity, an increase in rates or the granting of collateral). As used herein, "Cross-Default Obligation" shall mean any Indebtedness or Guaranty Equivalent of any Borrower in which the principal obligation of such Borrower exceeds $100,000, or any agreement or instrument creating, evidencing or securing such Indebtedness or Guaranty Equivalent. As used herein, "Cross-Default Event" with respect to a Cross-Default Obligation shall mean the occurrence of any default, event or condition which causes any Person or Persons to cause all or any part of such Cross-Default Obligation to become due (by acceleration, mandatory prepayment or repurchase, or otherwise) before its otherwise stated maturity, or failure to pay all or any part of such Cross-Default Obligation at its stated maturity.

                  (f) One or more judgments for the payment of money shall have been entered against any Borrower, which judgment or judgments exceed $200,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of thirty consecutive days.

                  (g) One or more writs or warrants of attachment, garnishment, execution, distraint or similar process exceeding in value the aggregate amount of $200,000 shall have been issued against any Borrower or any of their properties and shall have remained undischarged and unstayed for a period of thirty consecutive days.

                  (h) Any Governmental Action now or hereafter made by or with any Governmental Authority required in connection with any Loan Document is not obtained or shall have ceased to be in full force and effect or shall have been materially modified or amended or shall have been held to be illegal or invalid, and the Agent shall have determined in good faith (which determination shall be conclusive) that such event or condition could have a Material Adverse Effect.

                  (i) Any Security Document shall cease to be in full force and effect, or any Lien created or purported to be created in any Collateral pursuant to any Security Document shall fail to be a valid, enforceable and perfected Lien in favor of the Lenders securing the Obligations, prior to all other Liens, except Permitted Liens, or any Borrower or any Governmental Authority shall assert any of the foregoing.

                  (j) Any Loan Document or term or provision thereof shall cease to be in full force and effect, or any Borrower shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest, any Loan Document or term or provision thereof or any obligation or liability of any Borrower thereunder, and the result of which is a material effect on the rights and remedies of the Lenders under the Loan Documents.

                  (k) The Agent shall have determined in good faith that an event or condition has occurred which will have a Material Adverse Effect.

                  (l) Any one or more Pension-Related Events referred to in subsection (a)(ii), (b) or (e) of the definition of "Pension-Related Event" shall have occurred; or any one or more other Pension-Related Events shall have occurred and the Majority Lenders shall determine in good faith (which determination shall be conclusive) that such other Pension-Related Events, individually or in the aggregate, could have a Material Adverse Effect.

                  (m) Any one or more of the events or conditions set forth in the following clauses (i) or (ii) shall have occurred in respect of any Borrower, and the Agent shall determine in good faith (which determination shall be conclusive) that such events or conditions, individually or in the aggregate, could have a Material Adverse Effect: (i) any past or present violation of any Environmental Law by such Person, (ii) the existence of any pending or threatened Environmental Claim against any such Person, or the existence of any past or present acts, omissions, events or circumstances that could form the basis of any Environmental Claim against any such Person.

                  (n) A Change of Management shall have occurred.

                  (o) A proceeding shall have been instituted in respect of any
Borrower:

                           (i) subject to clause (p)(4) below, seeking to have
an order for relief entered in respect of any Borrower, or seeking a declaration or entailing a finding that any Borrower is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to any Borrower, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereafter in effect, or

                           (ii) seeking appointment of a receiver, trustee,
liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its property, and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of sixty consecutive days.

                  (p) Borrowers on a consolidated basis shall (1) become insolvent; (2) fail to pay or (3) become unable to pay, or any Borrower shall
(1) state that it is or will be unable to pay, its debts as they become due; (2) voluntarily suspend transaction of its business; (3) make a general assignment for the benefit of creditors; (4) institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.1(o)(i) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; (5) institute (or fail to controvert for a period of sixty consecutive days in a timely and appropriate manner) a proceeding described in Section 7.1(o)(ii) hereof, or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its property; shall dissolve, wind-up, revoke or forfeit its charter (or other constituent documents) or liquidate itself or any substantial part of its property; or (6) take any action in furtherance of any of the foregoing.

                  (q) Any person or any affiliated group of persons, other than present management, obtains control of a majority of the voting stock of NCO Group.

         7.2 CONSEQUENCES OF AN EVENT OF DEFAULT.

                  (a) Events of Default in General. If an Event of Default (other than one specified in paragraph (j) of Section 7.1 (Insolvency, Bankruptcy, Etc.) hereof) shall occur and be continuing or shall exist, then, in addition to all other rights and remedies which the Agent or any other Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Lenders shall be under no further obligation to make Loans and the Agent may, (and upon the written request of the Majority Lenders, shall), by notice to NCO Group (on behalf of the Borrowers), from time to time do any or all of the following:

                           (i) Declare the Commitments terminated, whereupon the
                  Commitments will terminate and any fees hereunder shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                           (ii) Declare the unpaid principal amount of the
                  Loans, interest accrued thereon and all other Obligations to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                           (iii) Exercise such other remedies as may be
                  available to the Lenders under applicable Law.

                  (b) Automatic Acceleration; Certain Bankruptcy-Related Events. If an Event of Default specified in paragraph (j) of Section 7.1 (Insolvency, Bankruptcy, Etc.) hereof shall occur or exist, then, in addition to all other rights and remedies which any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Commitments shall automatically terminate and the Lenders shall be under no further obligation to make Loans, and the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue, and in addition, the Agent may, and upon the written request of the Majority Lenders, shall exercise such other remedies as may be available to the Lenders under applicable Law.

                  (c) Equitable Remedies. It is agreed that, in addition to all other rights hereunder or under Law, the Agent shall have the right to institute proceedings in equity or other appropriate proceedings for the specific performance of any covenant or agreement made in any of the Loan Documents or for an injunction against the violation of any of the terms of any of the Loan Documents or in aid of the exercise of any power granted in any of the Loan Documents or by Law or otherwise.

         7.3 APPLICATION OF PROCEEDS. After the occurrence of an Event of Default and acceleration of the Loans, any amounts received on account of Obligations shall be applied by the Agent in the following order:

                  First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts due to the Agent in its capacity as such;

                  Second, to payment of that portion of the Obligations constituting fees, indemnities due to the Lenders, ratably among them in proportion to the amounts described in this clause Second due to them;

                  Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third due to them;

                  Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Lenders in proportion to the respective amounts described in this clause Fourth due to them;

                  Fifth, to payment of all other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Fifth due to them; and

                  Finally, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to NCO Group (on behalf of the Borrowers) or as otherwise required by Law.

                                  ARTICLE VIII

                                    THE AGENT

         8.1 APPOINTMENT. Subject to the provisions of the second sentence of
Section 8.9 below, each Lender hereby irrevocably appoints Mellon to act as Agent for such Lender under this Agreement and the other Loan Documents. Each Lender hereby irrevocably authorizes the Agent to take such action on behalf of such Lender under the provisions of this Agreement and the other Loan Documents, and to exercise such powers and to perform such duties, as are expressly delegated to or required of the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Mellon hereby agrees to act as Agent on behalf of the Lenders on the terms and conditions set forth in this Agreement and the other Loan Documents, subject to its right to resign as provided in Section 8.9 hereof. Each Lender hereby irrevocably authorizes the Agent to execute and deliver each of the Loan Documents and to accept delivery of such of the other Loan Documents as may not require execution by the Agent. Each Lender agrees that the rights and remedies granted to the Agent under the Loan Documents shall be exercised exclusively by the Agent (or a Person designated by the Agent), and that no Lender shall have any right individually to exercise any such right or remedy, except to the extent, if any, expressly provided herein or therein.

         8.2 GENERAL NATURE OF AGENT'S DUTIES. Notwithstanding anything to the contrary elsewhere in this Agreement or in any other Loan Document:

                  (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and no implied duties or responsibilities on the part of the Agent shall be read into this Agreement or any other Loan Document or shall otherwise exist.

                  (b) The duties and responsibilities of the Agent under this Agreement and the other Loan Documents shall be mechanical and administrative in nature, and the Agent shall not have a fiduciary relationship with respect to any Lender.

                  (c) The Agent's relationship with and to the Lenders is governed exclusively by the terms of this Agreement and the other Loan Documents. The Agent does not assume, and shall not at any time be deemed to have, any relationship of agency or trust with or for, any Lender or any other Person or (except only as expressly provided in this Agreement and the other Loan Documents) any other duty or responsibility to such Lender or other Person.

                  (d) The Agent shall be under no obligation to take any action hereunder or under any other Loan Document if the Agent believes in good faith that taking such action may

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



         conflict with any Law or any provision of this Agreement or any other Loan Document, or may require the Agent to qualify to do business in any jurisdiction where it is not then so qualified.

                  (e) The authority of the Agent to request information from the Borrowers or take any other voluntary action hereunder shall impose no duty of any kind on the Agent to make such request or take any such action.

         8.3 EXERCISE OF POWERS. The Agent shall take any action of the type specified in this Agreement or any other Loan Document as being within the Agent's rights, powers or discretion in accordance with directions from the Majority Lenders (or if expressly required herein the Super Majority Lenders) (or as otherwise provided in the Loan Documents). In the absence of such direction, the Agent shall have the authority (but under no circumstances shall be obligated), in its sole discretion, to take any such action, except to the extent that this Agreement or such other Loan Document expressly requires the direction or consent of the Majority Lenders (or the Super Majority Lenders, all of the Lenders, or some other Person or group of Persons), in which case the Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on each Lender (whether or not it so consented). The Agent shall not have any liability to any Person as a result of any action or inaction in conformity with this Section 8.3.

         8.4 GENERAL EXCULPATORY PROVISIONS. Notwithstanding anything to the contrary elsewhere in this Agreement or any other Loan Document:

                  (a) The Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document, except only for direct (as opposed to consequential or other) damages suffered by a Person and only to the extent that such Person proves that such damages were caused by the Agent's own gross negligence or willful misconduct.

                  (b) The Agent shall not be responsible for (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of any Loan Document, (ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, any Loan Document, or (iii) any failure of any Borrower or, any Lender to perform any of their respective obligations under any Loan Document.

                  (c) The Agent shall not be under any obligation to ascertain, inquire or give any notice relating to (i) the

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



performance or observance of any of the terms or conditions of this Agreement or any other Loan Document on the part of any Borrower, (ii) the business, operations, condition (financial or otherwise) or prospects of any Borrower or any other Person (even if the Agent knows or should know that some event or condition exists or fails to exist), or (iii) except to the extent set forth in
Section 8.5(f) below, the existence of any Event of Default or Default.

                  (d) The Agent shall not be under any obligation, either initially or on a continuing basis, to provide any Lender with any notices, reports or information of any nature, whether in its possession presently or hereafter, whether obtained under or in connection with this Agreement or otherwise, except for such notices, reports and other information expressly required by this Agreement or any other Loan Document to be furnished by the Agent to such Lender.

         8.5 ADMINISTRATION BY THE AGENT.

                  (a) The Agent may rely upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Agreement or any other Loan Document) purportedly made by or on behalf of the proper party or parties, and the Agent shall not have any duty to verify the identity or authority of any Person giving such notice or other communication.

                  (b) The Agent may consult with legal counsel (including in-house counsel for the Agent or in-house or other counsel for any Borrower), independent public accountants and any other experts selected by it from time to time, and the Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

                  (c) The Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Agent in accordance with the requirements of this Agreement or any other Loan Document. Whenever the Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Borrower or Lender, such matter may be established by a certificate of such Borrower or Lender, as the case may be, and the Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Agreement or another Loan Document).

                  (d) The Agent may fail or refuse to take any action unless it shall be directed by the Majority Lenders (or the Super Majority Lenders, all of the Lenders, or some other Person or

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



group of Persons, if this Agreement or another Loan Document so expressly requires) to take such action and it shall be indemnified to its satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against the Agent by reason of taking or continuing to take any such action.

                  (e) The Agent may perform any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (f) The Agent shall not be deemed to have any knowledge or notice of the occurrence of any Event of Default or Default unless the Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Default, and stating that such notice is a "notice of default." If the Agent receives such a notice, the Agent shall give prompt notice thereof to each Lender.

         8.6 LENDERS NOT RELYING ON AGENT OR OTHER LENDERS. Each Lender acknowledges as follows: (a) neither the Agent nor any other Lender has made any representations or warranties to it, and no act taken hereafter by the Agent or any other Lender shall be deemed to constitute any representation or warranty by the Agent or such other Lender to it; (b) it has, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the other Loan Documents; and (c) it will, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, make its own decisions to take or not take action under or in connection with this Agreement and the other Loan Documents.

         8.7 INDEMNIFICATION. Each Lender agrees to reimburse and indemnify the Agent and its directors, officers, employees and agents (to the extent not reimbursed by a Borrower and without limitation of the obligations of the Borrowers to do so), in proportion to the Lenders' respective pro rata share of (without duplication) the Commitment and the Loans, from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including the fees and disbursements of counsel for the Agent or such other Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Agent or such other Person shall be designated a party thereto) that may

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



at any time be imposed on, incurred by or asserted against the Agent or such other Person as a result of, or arising out of, or in any way related to or by reason of, this Agreement, any other Loan Document, any Acquisition or any other transaction from time to time contemplated hereby or thereby, or any transaction actually or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, provided that no Lender shall be liable for any portion of such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements that such Lender proves were the result of the gross negligence or willful misconduct of the Agent or such other Person. Payments under this Section 8.7 shall be due and payable on demand.


         8.8 REGISTER. The Agent shall maintain at its address referred to in
Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans and stated interest thereon owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by NCO Group on behalf of the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         8.9 SUCCESSOR AGENT. The Agent may resign at any time by giving 30 days' prior written notice thereof to the other Lenders and NCO Group on behalf of the Borrowers. The Agent may be removed by the Majority Lenders at any time for cause by such Majority Lenders giving 30 days' prior written notice thereof to the Agent, the other Lenders and NCO Group on behalf of the Borrowers. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent with (so long as no Default or Event of Default shall have occurred and then be continuing) the consent of NCO Group on behalf of the Borrowers whose consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed and consented to, and shall have accepted such appointment, within 30 days after such notice of resignation or removal, then another Lender shall have the right to become the successor Agent by giving written notice thereof to NCO Group and the Lenders and if no Lender volunteers to become successor Agent or fails to give such notice within thirty five (35) days after the retiring Agent's notice of resignation or removal, then the retiring Agent may (but shall not be required to) appoint a successor Agent. Each successor Agent shall be a Lender if any Lender shall at the time be willing to become the successor Agent, and if no Lender

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



shall then be so willing, then such successor Agent shall be an Eligible Institution. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Agent in its capacity as such, without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Agent, such Agent shall be discharged from its duties under this Agreement and the other Loan Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement. If and so long as no successor Agent shall have been appointed, then any notice or other communication required or permitted to be given by the Agent shall be sufficiently given if given by the Majority Lenders, all notices or other communications required or permitted to be given to the Agent shall be given to each Lender, and all payments to be made to the Agent shall be made directly to the Borrowers or Lender for whose account such payment is made.

         8.10 ADDITIONAL AGENTS. If the Agent shall from time to time deem it necessary or advisable, for its own protection in the performance of its duties hereunder or in the interest of the Lenders, the Agent and the Borrowers shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or advisable, in the opinion of the Agent, to constitute one or more other Persons designated by the Agent, to act as co-Agent, with such powers of the Agent as may be provided in such supplemental agreement, and to vest in such other Person as such co-agent or separate agent, as the case may be, any properties, rights, powers, privileges and duties of the Agent under this Agreement or any other Loan Document.

         8.11 CALCULATIONS. The Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith and without gross negligence or willful misconduct. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the appropriate Borrower, to recover such amount from the appropriate Borrower.

         8.12 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitment hereunder and the Obligations owing to it, the Agent shall have the same rights and powers under this Agreement and each other Loan Document as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender", "Holder of Notes" and like terms shall include the Agent in its individual capacity as such. The Agent and its Affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, act as trustee under indentures of, enter into Interest Rate Hedging Agreements with, serve as "Agent" for other financing vehicles, issue letters of credit on behalf of, and engage in any other business with, (a) any Borrower or any stockholder, Subsidiary or Affiliate of any Borrower, or (b) any other Person, whether such other Person may be engaged in any conflict or dispute with any Borrower or any Lender or otherwise, as though the Agent were not the Agent hereunder.

                                   ARTICLE IX

                        SPECIAL INTER-BORROWER PROVISIONS

         9.1 CERTAIN BORROWER ACKNOWLEDGEMENTS.

                  (a) Each Borrower acknowledges that it will enjoy significant benefits from the business conducted by the other Borrowers because of, inter alia, their combined ability to bargain with other Persons including without limitation their ability to receive the credit facilities on favorable terms granted by this Agreement and other Loan Documents which would not have been available to an individual Borrower acting alone. Each Borrower has determined that it is in its best interest to procure credit facilities which each Borrower may utilize directly and which receive the credit support of the other Borrowers as contemplated by this Agreement and the other Loan Documents.

                  (b) The Lenders have advised the Borrowers that they are unwilling to enter into this Agreement and the other Loan Documents and make available the credit facilities extended hereby to any Borrower unless each Borrower agrees, among other things, to be jointly and severally liable for the due and proper payment of the obligations of each other Borrower under this Agreement and other Loan Documents. Each Borrower has determined that it is in its best interest and in pursuit of its purposes that it so induce the Lenders to extend credit pursuant to this Agreement and the other documents executed in connection herewith (i) because of the desirability to each Borrower of the credit facilities, the interest rates and the modes of borrowing available hereunder, (ii) because each Borrower may engage in transactions jointly with other Borrowers and (iii) because each Borrower may require, from time to time, access to funds under this Agreement for the purposes herein set forth.

                  (c) Each Borrower has determined that it has and, after giving effect to the transactions contemplated by this Agreement and the other Loan Documents (including, without limitation, the inter-Borrower arrangement set forth in this Article 9 will have, assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they fall due for payment and that the sum of its debts is not and will not then be greater than all of its property at a fair valuation, that such Borrower has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature and that the value of the benefits to be derived by such Borrower from the access to funds under this Agreement (including, without limitation, the inter-Borrower arrangement set forth in this Article 9) is reasonably equivalent to the obligations undertaken pursuant hereto.

         9.2 CERTAIN INTER-BORROWER AGREEMENTS.

                  (a) Subject to paragraph (b) below, each Borrower as indemnitor shall indemnify the other Borrowers as indemnitees for all Obligations incurred by the indemnitee Borrowers for Loans advanced to the indemnitor Borrower.

                  (b) The rights and obligations of the Borrowers pursuant to paragraph (a) above shall be subordinated in all respects to the rights of the Agent and the other Lenders with respect to the Obligations and, accordingly, each Borrower agrees that it shall not make any payment or receive any payment pursuant to the preceding paragraph (a) at any time a Default has occurred and is continuing or would be caused thereby. Each Borrower agrees that in the event it receives any payment described by or in violation of this paragraph (b), it shall accept such payment as agent of the Agent, for the benefit of the Lenders, and hold the same in trust on behalf of and for the benefit of the Agent, for the benefit of the Lenders.

         9.3 RECORDS. NCO Group (on behalf of each Borrower) shall maintain records specifying (a) all Obligations incurred by each Borrower, (b) the date of such incurrence, (c) the date and amount of any payments made in respect of such Obligations and (d) all inter-Borrower obligations pursuant to paragraph
9.2 above. NCO Group shall make copies of such records available to the Agent, upon request.

                                    ARTICLE X

                            DEFINITIONS; CONSTRUCTION

         10.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the following meanings, (terms defined in the singular to have a correlative meaning when used in the plural) unless the context hereof otherwise clearly requires:

         "Accumulated Funding Deficiency" has the meaning given to such term in ss.4001(a)(18) of ERISA.


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



         "Agent" has the meaning ascribed to such term in the preamble of this Agreement.

         "Affiliate" of a Person (the "Specified Person") shall mean (a) any Person which directly or indirectly controls, or is controlled by, or is under common control with, the Specified Person, (b) any director or officer (or, in the case of a Person which is not a corporation, any individual having analogous powers) of the Specified Person or of a Person who is an Affiliate of the Specified Person within the meaning of the preceding clause (a), and (c) for each individual who is an Affiliate of the Specified Person within the meaning of the foregoing clauses (a) or (b), any other individual related to such Affiliate by consanguinity within the third degree or in a step or adoptive relationship within such third degree or related by affinity with such Affiliate or any such individual. For purposes of the preceding sentence, "control" of a Person means (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Credit Agreement as the same may be amended, modified, restated or supplemented from time to time in accordance with its terms.

         "Applicable Margin" means a marginal rate of interest which is added to the LIBO Rate to determine the effective rate of interest on LIBO Rate Loans. The Applicable Margin shall be determined in the following manner:

         For any LIBO Rate Loan, the Applicable Margin shall be the percentage amount set forth below under the caption "Applicable Margin" opposite the relevant Consolidated Funded
Debt/Consolidated EBITDA Ratio:

                  Consolidated Funded Debt/                   Applicable Margin
                  Consolidated EBITDA Ratio                   LIBO Rate Loans
                  -------------------------                   ---------------

                  below 1.50                                  0.75%
                  => 1.50 <= 2.50                             1.25%
                   > 2.50 <= 3.00                             1.75%
                   > 3.00 <= 3.25                             2.00%

From the Initial Funding Date until the first day of the month following delivery of the first Officer's Compliance Certificate under Section 5.1, the Applicable Margin shall be 2.00%. Beginning with receipt of such first Officer's Compliance Certificate, the Applicable Margin shall be adjusted on the first Business Day of the month after delivery of each Officer's Compliance Certificate delivered pursuant to Section 5.1. If an Officer's Compliance Certificate is required to be delivered

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



pursuant to Section 5.1 and is not so delivered, then the Applicable Margin shall be the highest rate specified above until the Officer's Compliance Certificate is so delivered.

         "Assignment and Acceptance" shall have the meaning ascribed to such term in Section 11.9.

         "Available Commitment" means, as of any date, the difference obtained by subtracting (a) minus (b) where (a) is the amount of the Commitment on such date and (b) is the aggregate outstanding principal amount of all Loans plus amounts available to be drawn under Letters of Credit on such date.

         "Bank Tax" means (i) any Tax based on or measured by net income of a Lender, any franchise Tax and any doing business Tax imposed upon any Lender by any jurisdiction (or any political subdivision thereof) in which such Lender or any lending office of a Lender is located and (ii) for the purposes of Section 1.13, any other Tax imposed by a jurisdiction other than the United States or a political subdivision thereof that would not have been imposed but for a present or former connection between such Lender or lending office (as the case may be) and such jurisdiction.

         "Borrowers" has the meaning ascribed to such term in the preamble hereto. Unless the Agent agrees otherwise, each Person which is now or hereafter becomes a direct or indirect Subsidiary of NCO Group shall at all times after becoming a Subsidiary of NCO Group be a "Borrower" pursuant to the terms of this Agreement. [May exclude certain entities created in conjunction with Special Target acquisition]

         "Business Day" means any day other than a Saturday, Sunday, public holiday under the laws of the Commonwealth of Pennsylvania, or other day on which banking institutions are authorized or obligated to close in the city in which the Agent's Domestic Lending Office is located provided, however, that whether or not expressly stated in this Agreement or other Loan Documents, when "Business Day" is used with respect to any LIBO Rate Loan, such Business Day must also be a Eurodollar Business Day.

         "Capital Expenditures", of any Person shall mean, for any period, all expenditures (whether paid in cash or accrued as liabilities during such period) of such Person during such period which would be classified as capital expenditures in accordance with GAAP (including, without limitation, expenditures for maintenance and repairs which are capitalized, Capitalized Leases to the extent an asset is recorded in connection therewith in accordance with GAAP, and Purchase Money Indebtedness), but excluding any capital assets acquired as part of a Permitted Acquisition.

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




         "Capitalized Lease" shall mean at any time any lease, other than a real estate lease or automobile lease, which is, or is required under GAAP to be, capitalized on the balance sheet of the lessee at such time, and "Capitalized Lease Obligation" of any Person at any time shall mean the aggregate amount which is, or is required under GAAP to be, reported as a liability on the balance sheet of such Person at such time as lessee under a Capitalized Lease.

         "Cash Equivalent Investments" shall mean any of the following, to the extent acquired for investment and not with a view to achieving trading profits:
(a) obligations fully backed by the full faith and credit of the United States of America maturing not in excess of nine months from the date of acquisition,
(b) commercial paper maturing not in excess of nine months from the date of acquisition and rated "P-1" by Moody's Investors Service or "A-1" by Standard & Poor's Corporation on the date of acquisition, and (c) the following obligations of any domestic commercial bank having capital and surplus in excess of $500,000,000, which has, or the holding company of which has, a commercial paper rating meeting the requirements specified in clause (b) above: (i) time deposits, certificates of deposit and acceptances maturing not in excess of nine months from the date of acquisition, or (ii) repurchase obligations with a term of not more than seven days for underlying securities of the type referred to in clause (a) above.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.

         "CERCLIS" shall mean the Comprehensive Environmental
Response, Compensation and Liability Information System List, as the same may be amended from time to time.

         "Change of Management" shall mean that a majority of the Board of Directors of NCO Group shall be other than those who were directors on the date hereof, or Michael J. Barrist for any reason shall cease to serve as chief executive officer of NCO Group; provided, however, that the cessation of Michael Barrist's status as chief executive officer shall not fall within the definition of a Change of Management so long as a replacement is hired within ninety (90) calendar days of such cessation who is reasonably satisfactory to the Super Majority Lenders.

         "Closing Date" means the date of execution and delivery of this Agreement.

         "COBRA Violation" means any violation of the "continuation coverage requirements" of "group health plans" of former ss.162(k) of the Code (as in effect for tax years beginning on or before

December 31, 1988) and of ss.4980B of the Code (as in effect for tax years beginning on or after January 1, 1989) and Part 6 of Subtitle B of Title I of ERISA.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time, and the Treasury regulations thereunder.

         "Collateral" shall mean the property from time to time subject to the Liens of the Security Documents.

         "Commitment" means, with respect to any Lender, (a) the obligation of such Lender to make Loans and participate in Letters of Credit in an amount as set forth opposite such Lender's name under the heading "Commitment" on Schedule
1.1 (as such Schedule may be amended from time to time) hereto or, in the case of a Lender that becomes a Lender pursuant to an assignment, the amount of the assignor's Commitment assigned to such Lender, in either case as the same may be reduced from time to time pursuant to Section 1.7 above or increased or reduced from time to time pursuant to assignments in accordance with Section 11.9 below, or (b) as the context may require, the obligation of such Lender to make Loans in an aggregate unpaid principal amount not exceeding such amount; and "Commitment" means with respect to all Lenders, the sum of each Lender's Commitment.

         "Consolidated Current Assets" at any time shall mean the "current assets" of NCO Group and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Consolidated Current Liabilities" at any time shall mean the "current liabilities" of NCO Group and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, except that Consolidated Current Liabilities shall include the aggregate amount of Loans to the extent not included in "current liabilities" in conformity with GAAP.

         "Consolidated Current Ratio" at any time shall mean the ratio of the Consolidated Current Assets at such time to the Consolidated Current Liabilities at such time.

         "Consolidated EBIT" for any period, with respect to NCO Group and its consolidated Subsidiaries, shall mean the sum of (a) Consolidated Net Income for such period, (b) Consolidated Interest Expense for such period, (c) charges against income for foreign, federal, state and local income taxes for such period, (d) extraordinary losses to the extent included in determining such Consolidated Net Income, minus (e) extraordinary gains to the extent included in determining such Consolidated Net Income, all as determined on a consolidated basis in accordance with GAAP.

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




         "Consolidated EBITDA" for any period, with respect to NCO Group and its consolidated Subsidiaries, shall mean the sum of (a) Consolidated EBIT for such period, (b) depreciation expense for such period, and (c) amortization expense for such period, all as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Funded Debt" shall mean all obligations of NCO Group and its consolidated Subsidiaries incurred from time to time for Indebtedness, including without limitation the Obligations and Purchase Money Indebtedness.

         "Consolidated Interest Coverage Ratio" for any period shall mean the ratio of Consolidated EBIT for such period to the Consolidated Interest Expense for such period.

         "Consolidated Interest Expense" for any period shall mean the total Interest Expense of NCO Group and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Income" for any period shall mean the net earnings (or loss) after taxes of NCO Group and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, that there shall be deducted therefrom (a) the income (or deficit) of any Person accrued prior to the date it becomes a consolidated Subsidiary or is merged into or consolidated, acquired by or combined with NCO Group or any consolidated Subsidiary in a business combination accounted for as a pooling of interests, including, in the case of a successor to NCO Group or any consolidated Subsidiary by consolidation or merger or transfer of assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets,
(b) income or loss accounted for by NCO Group on the equity method because of the income (or deficit) during such period of any Person (other than a consolidated Subsidiary) in which NCO Group or any consolidated Subsidiary has an ownership interest, but the deduction for such equity income shall be reversed to the extent that during such period or at any subsequent time an amount not in excess of such income has been actually received by NCO Group or such consolidated Subsidiary in the form of cash or property dividends or similar distributions, (c) income or loss of a foreign Subsidiary, but the deduction for such Subsidiary income shall be reversed to the extent that during such period or at any subsequent time an amount not in excess of such income has been actually received by NCO Group or such consolidated Subsidiary in the form of cash or property dividends or similar distributions, not subject to foreign currency translation, (d) the undistributed earnings of any consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such consolidated Subsidiary is restricted (whether such restriction arises by operation of Law, by agreement, by its articles of incorporation or by-laws (or other constituent documents), or otherwise), (e) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made against income during such period, and (f) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of NCO Group or any consolidated Subsidiary.

         "Consolidated Net Worth" at any time shall mean the total amount of stockholders' equity of NCO Group and its consolidated Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

         "Contingent Reimbursement Obligation" shall mean the contingent obligation of the Borrowers to reimburse the Issuer for any Drawings that may be made under an outstanding Letter of Credit, whenever issued. Without limiting the generality of the foregoing, the amount of all Contingent Reimbursement Obligations at any time shall be the aggregate amount available to be drawn under outstanding Letters of Credit at such time.

         "Controlled Group Member" shall mean each trade or business (whether or not incorporated) which together with any Borrower is treated as a single employer under Sections 4001(a)(14) or 4001(b)(1) of ERISA or Sections 414(b),
(c), (m) or (o) of the Code.

         "Credit Agreement" shall mean the Amended and Restated Credit Agreement between the Borrowers and the Agent dated as of September 5, 1996, as amended.

         "Default" means any event or condition which with notice, passage of time or both, would constitute an Event of Default.

         "Default Rate" means, with respect to any amounts payable hereunder or under the other Loan Documents, a rate equal to the sum of (a) two percent (2%) per annum plus (b) the interest rate otherwise in effect with respect to such amounts or, if no such rate is otherwise in effect with respect to such amounts, a rate equal to the sum of (i) the Prime Rate plus (ii) two percent (2%).

         "Dollar," "Dollars" and the symbol "$" means lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to any Lender (i) the office designated as such on the signature page hereof, or (ii) the branch or office of such Lender designated, from time to time, by such Lender in a notice to the Agent and NCO Group.

         "Drawing" shall mean (a) any amount disbursed by the Issuer pursuant to the terms of a Letter of Credit or (b) as the context may require, the obligation of the Borrowers to reimburse the Issuer for such disbursement.

         "Eligible Institution" means (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $1,000,000,000.00; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $1,000,000,000.00; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or under the laws of a political subdivision of any such country, and having a combined capital and surplus of at least $1,000,000,000.00, so long as such bank is acting through a branch or agency located in the United States; and (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus or total assets of at least $500,000,000.00 and (vii) with respect to any Lender that is a fund, any other fund with assets in excess of $100,000,000.00 that invests in bank loans and is managed by the same investment advisor as such Lender; provided, however, that neither any Borrower nor any Affiliate of a Borrower shall qualify as an Eligible Institution under this definition.

         "Environmental Affiliate" shall mean, with respect to any Person, any other Person whose liability (contingent or otherwise) for any Environmental Claim such Person has retained, assumed or otherwise is liable for (by Law, agreement or otherwise).

         "Environmental Approvals" shall mean any Governmental Action pursuant to or required under any Environmental Law.

         "Environmental Claim" shall mean, with respect to any Person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other communication (written or oral) by any other Person (including but not limited to any Governmental Authority, citizens' group or present or former employee of such Person) alleging, asserting or claiming any actual or potential (a) violation of any Environmental Law, (b) liability under any Environmental Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Environmental Concern Materials at any location, whether or not owned by such Person.

         "Environmental Cleanup Site" shall mean any location which is listed or proposed for listing on the National Priorities List, on CERCLIS or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding or investigation related to or arising from any alleged violation of any Environmental Law.

         "Environmental Concern Materials" shall mean (a) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any "hazardous substance" as defined in CERCLA or any similar state
Law), (b) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, and (c) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea formaldehyde.

         "Environmental Law" shall mean any Law, whether now existing or subsequently enacted or amended, relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials or (d) regulation of the manufacture, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal. Without limitation, "Environmental Law" shall also include any Environmental Approval and the terms and conditions thereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "Event of Default" shall mean any of the Events of Default described in
Article 7 hereof.

         "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

         "Eurodollar Lending Office" means, with respect to any Lender, the branch or office of such Lender designated by such Person on the signature page hereof or in a notice to the Agent and NCO Group.

         "Federal Funds Rate" for any day means the rate per annum determined by the Agent (which determination shall be conclusive) to be the rate per annum announced by the Federal Reserve Bank of New York on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by federal funds brokers on the previous trading day, or, if such Federal Reserve Bank does not announce such rate on any day, the rate for the last day on which such rate was announced.

         "GAAP" has the meaning set forth in Section 10.3 hereof.

         "Governmental Authority" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Guaranty" means, with respect to any Person (a "Guarantor"), any contractual or other obligation, contingent or otherwise, of such Person to pay any Indebtedness or other obligation of any other Person or to otherwise protect the holder of any such Indebtedness or other obligation against loss (whether such obligation arises by agreement to pay, to keep well, to purchase assets, goods, securities or services or otherwise) provided, however, that the term "Guaranty" shall not include an endorsement for collection or deposit in the ordinary course of business. The term, "Guaranty," when used as a verb has the correlative meaning.

         "Guaranty Equivalent" shall have the meaning set forth below: A Person (the "Deemed Guarantor") shall be deemed to subject to a Guaranty Equivalent in respect of any indebtedness, obligation or liability (the "Assured Obligation") of another Person (the "Deemed Obligor") if the Deemed Guarantor directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify the Deemed Obligor against, or otherwise agrees, becomes or remains liable (contingently or otherwise) for, such Assured Obligation. Without limitation, a Guaranty Equivalent shall be deemed to exist if a Deemed Guarantor agrees, becomes or remains liable (contingently or otherwise), directly or indirectly: (a) to purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) to make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of the Deemed Obligor, (ii) to enable the Deemed Obligor to meet any other financial condition, (iii) to enable the Deemed Obligor to satisfy any Assured Obligation or to make any Stock Payment or any other payment, or (iv) to assure the holder of such Assured Obligation against loss, (c) to purchase or lease property or services from the Deemed Obligor regardless of the non-delivery of or failure to furnish of such property or services, (d) in a transaction having the characteristics of a take-or-pay or throughput contract or as described in paragraph 6 of FASB Statement of Financial Accounting Standards No. 47, or (e) in respect of any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) of any Assured Obligation.

         "Indebtedness" of a Person shall mean:

                  (a) All obligations on account of money borrowed by, or credit extended to or on behalf of, or for or on account of deposits with or advances to, such Person;

                  (b) All obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (c) All obligations of such Person for the deferred purchase price of property or services, including without limitation, with respect to the Borrower, all obligations incurred by the Borrower to a seller in connection with any Permitted Acquisition;

                  (d) All obligations secured by a Lien on property owned by such Person (whether or not assumed); and all obligations of such Person under Capitalized Leases (without regard to any limitation of the rights and remedies of the holder of such Lien or the lessor under such Capitalized Lease to repossession or sale of such property);

                  (e) The face amount of all letters of credit issued for the account of such Person and, without duplication, the unreimbursed amount of all drafts drawn thereunder, and all other obligations of such Person associated with such letters of credit or draws thereon;

                  (f) All obligations of such Person in respect of acceptances or similar obligations issued for the account of such Person;

                  (g) All obligations of such Person under a product financing or similar arrangement described in paragraph 8 of

         FASB Statement of Accounting Standards No. 49 or any similar requirement of GAAP; and

                  (h) All obligations of such Person under any interest rate or currency protection agreement, interest rate or currency future, interest rate or currency option, interest rate or currency swap or cap or other interest rate or currency hedge agreement.

         "Indemnified Parties" shall mean the Lender, its respective affiliates, and the directors, officers, employees, attorneys and agents of each of the foregoing.

         "Initial Funding Date" shall mean the date that the first Loans are made hereunder.

         "Interest Expense" means, for any Person, for any period, the sum (without duplication) of (a) all interest accrued (or accreted) on Indebtedness of such Person during such period whether or not actually paid plus (b) the net amount accrued under any Interest Rate Hedging Agreements (or less the net amount receivable thereunder) during such period.

         "Interest Period" means with respect to any LIBO Rate Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, and ending one, two, three or six months thereafter as selected by the Borrowers pursuant to Section 1.8 above and (b) thereafter, each period commencing on the day after the last day of the preceding Interest Period and ending one, two, three or six months thereafter, as selected by the Borrower pursuant to Section 1.8 above provided, however, if any such Interest Period would otherwise end on a day which is not a Eurodollar Business Day, such Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day and provided, further, if any such Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period (as may be the case with an Interest Period commencing at the end of a calendar month) the Interest Period shall end on the last Eurodollar Business Day of the relevant calendar month.

         "Interest Rate Hedging Agreement" means any rate swap, cap or collar agreement with a term as may be acceptable to the Lenders to which any or all of the Borrowers are party and which is on terms and conditions satisfactory to the Majority Lenders.

         "Issuer" shall have the meaning set forth in the preamble.

         "Law" means any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

         "Lender" has the meaning ascribed to such term in the preamble hereto.

         "Letter of Credit" shall mean any letter of credit issued by Issuer pursuant to Section 1.15 hereof.

         "Letter of Credit Participation" shall mean, with respect to any Lender, the participation interest of such Lender in any Letter of Credit acquired pursuant to Section 1.15. The amount of the Letter of Credit Participation of a Lender in any Letter of Credit shall be deemed to be the amount equal to such Lender's pro rata share (determined on the basis of the Commitment at such time) of the sum of (a) the aggregate unpaid amount of all Drawings thereunder at such time and (b) the amount of any Contingent Reimbursement Obligations with respect thereto at such time.

         "LIBO Rate" means the rate per annum determined by the Agent by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (a) the rate of interest (which shall be the same for each day in such Interest Period) determined in good faith by the Agent (which determination shall be conclusive) to be the average of the rates per annum for deposits in Dollars offered to major money center banks in the London interbank market at approximately 11:00 a.m., London time, two Eurodollar Business Days prior to the first day of the applicable Interest Period for delivery on the first day of such Interest Period in similar amounts and maturities as the proposed LIBO Rate Loan by (b) a number equal to 1.0 minus the Reserve Percentage. "Reserve Percentage" for any day means the percentage (expressed as a decimal, rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Agent (which determination shall be conclusive), which is in effect on such day as prescribed by the Board of Governors of the Federal Reserve System representing the maximum reserve requirement (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities") of a member bank in such System. The LIBO Rate shall be adjusted automatically as of the effective date of each change in the Reserve Percentage.

         "LIBO Rate Loan" means a Loan bearing interest at the per annum rate of the LIBO Rate plus Applicable Margin.

         "Licenses" means any and all licenses, permits, franchises, rights to conduct business, approvals by a Governmental Authority or otherwise, consents, qualifications, operating authority, and/or any other authorizations.

         "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

         "Limitation" means a revocation, suspension, termination, impairment, probation, limitation, non-renewal, forfeiture, declaration of ineligibility, and/or loss of any other rights.

         "Loan" shall mean any loan by the Lenders to any Borrower under this Agreement, and "Loans" shall mean all Loans made by the Lenders under this Agreement.

         "Loan Documents" shall mean this Agreement, the Note, the Security Documents, and all other agreements and instruments extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under any of the foregoing, in each case as the same may be amended, modified or supplemented from time to time hereafter.

         "Majority Lenders" means, as of any date, Lenders otherwise eligible to vote pursuant to the terms of this Agreement holding, in the aggregate, at least 51% of the aggregate outstanding Loans and available Commitments so eligible to vote.

         "Material Adverse Effect" shall mean: (a) a material adverse effect on the business, operations or condition (financial or otherwise) of the Borrowers taken as a whole, (b) a material adverse effect on the ability of any Borrowers, taken as a whole, to perform or comply with any of the terms and conditions of any Loan Document, or (c) a material adverse effect on the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document, or the ability of the Lender to enforce any rights or remedies under or in connection with any Loan Document.

         "Maturity Date" shall mean the fifth anniversary of the Closing Date.

         "Mellon" has the meaning ascribed to such term in the preamble hereof.

         "Monthly Payment Date" means the last Business Day of each month.

         "Multiemployer Plan" has the meaning ascribed to such term in ss.4001(a)(3) of ERISA.

         "Non-U.S. Lender" means any Lender that is not a United
States Person.

         "Note" means each promissory note of the Borrowers issued to a Lender relating to such Lender's Loans and Commitments substantially in the form of Exhibit A-1 hereto, together with any allonges thereto, from time to time, and any promissory note issued in substitution therefor pursuant to the terms hereof, together with all extensions, renewals, refinancings or refundings thereof in whole or part, in each case as the same may be amended, modified, restated or supplemented from time to time.

         "Obligations" shall mean all indebtedness, obligations and liabilities of any Borrower to the Lenders from time to time arising under or in connection with or related to or evidenced by or secured by or under color of this Agreement or any other Loan Document, and all extensions, renewals or refinancings thereof, whether such indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising. Without limitation of the foregoing, such indebtedness, obligations and liabilities include the principal amount of all Loans, Letters of Credit, interest, fees, indemnities or expenses under or in connection with this Agreement or any other Loan Document, and all extensions, renewals and refinancings thereof, whether or not such Loans were made, or such Letters of Credit were issued, in compliance with the terms and conditions of this Agreement or in excess of the obligation of the Lender to lend. Obligations shall remain Obligations notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Obligations or any interest therein.

         "Officer's Compliance Certificate" means a certificate, as of a specified date, of the chief financial officer or controller of NCO Group in substantially the form of Exhibit E hereto as to each of the following: (a) the absence of any Event of Default or Default on such date, (b) the truth of the representations and warranties herein and in the other Loan Documents as of such date, and (c) with the financial covenants set forth in Article 5.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a pension plan (as defined in ss.3(2) of ERISA) which is subject to Part 3 of Subtitle B of Title I of ERISA or subject to ss.412 of the Code and maintained by any Borrower or any member of its Controlled Group.

         "Pension-Related Event" shall mean any of the following events or conditions:

                  (a) Any action is taken by any Person (i) to terminate, or which would result in the termination of, a

         Plan, either pursuant to its terms or by operation of law (including, without limitation, any amendment of a Plan which would result in a termination under Section 4041(e) of ERISA), or (ii) to have a trustee appointed for a Plan pursuant to Section 4042 of ERISA;

                  (b) PBGC notifies any Person of its determination that an event described in Section 4042 of ERISA has occurred with respect to a Plan, that a Plan should be terminated, or that a trustee should be appointed for a Plan;

                  (c) Any Reportable Event occurs with respect to a Plan;

                  (d) Any action occurs or is taken which could result in any Borrower becoming subject to liability for a complete or partial withdrawal by any Person from a Multiemployer Plan (including, without limitation, seller liability incurred under Section 4204(a)(2) of ERISA), or any Borrower or any Controlled Group Member receives from any Person a notice or demand for payment on account of any such alleged or asserted liability; or

                  (e) (i) There occurs any failure to meet the minimum funding standard under Section 302 of ERISA or Section 412 of the Code with respect to a Plan, or any tax return is filed showing any tax payable under Section 4971(a) of the Code with respect to any such failure, or any Borrower or any Controlled Group Member receives a notice of deficiency from the Internal Revenue Service with respect to any alleged or asserted such failure, or (ii) any request is made by any Person for a variance from the minimum funding standard, or an extension of the period for amortizing unfunded liabilities, with respect to a Plan.

         "Permitted Acquisition Indebtedness" means Indebtedness incurred by a Borrower to the seller in connection with a Permitted Acquisition that is (1) unsecured, (2) subordinated to the Obligations as provided in the next sentence, and (3) without financial covenants binding on any Borrower. The terms of subordination, which at the request of the Agent shall be embodied in a separate subordination agreement in the form of Exhibit "L" attached hereto, shall prohibit the Borrower from making any payments of principal, interest, or other sums on the Indebtedness following an Event of Default under this Agreement; prior to an Event of Default, the Borrower may make regularly scheduled payments of principal and interest on the Indebtedness. Despite the foregoing, the Borrowers may incur up to an aggregate of $2,000,000 (based on the original principal amount of notes outstanding at any one time) in Indebtedness to sellers in connection with Permitted Acquisitions on which Borrowers may make regularly scheduled payments of principal and interest despite the existence of an Event of Default (other than a bankruptcy or insolvency event of default, in which case such payments will be prohibited until the Obligations have been repaid in full) so long as such Indebtedness otherwise meets the above requirements (except that the subordination agreement shall take the form of Exhibit "M" attached hereto).

         "Permitted Acquisition" shall mean any acquisition (by way of stock purchase, merger, asset purchase or otherwise) by any Borrower of all of the properties of any going concern or going line of business; provided, however, that each such business being acquired by such Borrower must (1) have a positive EBITDA for the immediately preceding twelve months prior to the acquisition, after adjustments for unusual expense items, (2) be in the same or a similar line of business as such Borrower, (3) after recasting the Borrowers' consolidated financial statements for the immediately preceding twelve month period to include the results of operations from the target of the acquisition, and preparing pro-forma financial statements for the immediately succeeding twelve month period, the combined Borrower and target shall have met the financial covenants described in Section 6.1 of this Agreement for the immediately preceding twelve months prior to the acquisition and on a pro-forma basis for the immediately following twelve month period after the acquisition (such compliance to be evidenced by a pro forma covenant compliance certificate in the form of Exhibit "J" attached hereto), and (4) with respect to any merger, the Borrower shall be the surviving corporation; provided further, however, that the consideration to be paid by such Borrower for the acquisition must not exceed $5,000,000 in any rolling twelve month period. An acquisition meeting the criteria set forth in this definition does not require the consent of any Lender. Any acquisition which does not meet the criteria set forth in the provisos to this definition requires the prior written consent of the Super Majority Lenders.

         "Permitted Liens" shall have the meaning set forth in Section 6.2 hereof.

         "Person" means an individual, corporation, partnership, trust, unincorporated association, limited liability company, joint venture, joint-stock company, Governmental Authority or any other entity.

         "Plan" means any employee pension benefit plan within the meaning of
Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which any Borrower or any Controlled Group Member is or has been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which is or has been within the preceding five years maintained for employees of any Borrower or any Controlled Group Member.

         "PNC Accounts" shall have the meaning set forth in Section
5.13 hereof.

         "Prime Rate" means the interest rate per annum announced from time to time by the Agent as its prime rate. The Prime Rate may be greater or less than other interest rates charged by the Agent to other borrowers.

         "Prime Rate Loan" means any Loan bearing interest at the Prime Rate.

         "Prohibited Transaction" has the meaning given to such term in Section 406 of ERISA or Section 4975(c) of the Code.

         "Purchase Money Indebtedness" shall mean at any time any (a) Indebtedness incurred for the deferred purchase price in connection with a Capital Expenditure and (b) Indebtedness for borrowed money of any Borrower which is incurred in connection with a Permitted Acquisition, and which (i) is unsecured, (ii) is fully and permanently subordinated, as to both principal and interest, to any Obligations, (iii) contains no financial covenants, and (iv) contains permanent "stand still" or forbearance provisions acceptable to the Lender which apply upon the occurrence of an Event of Default or Default under this Agreement.

         "Register" has the meaning ascribed to such term in Section
8.8 hereof.

         "Registered Lender" has the meaning ascribed to such term in
Section 1.14 hereof.

         "Registered Note" has the meaning ascribed to such term in
Section 1.14 hereof.

         "Regulatory Change" means any applicable law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Closing Date (including any applicable law that shall have become such as the result of any act or omission of the Borrowers or any of their Affiliates, without regard to when such applicable law shall have been enacted or implemented), whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority or otherwise or (b) enacted, adopted, issued or proposed before or after the Closing Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank
Tax.

         "Reorganization" has the meaning ascribed to such term in ERISA.

         "Reportable Event" means (a) a reportable event described in Section 4043 of ERISA, (b) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA,
(c) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in
Section 4062(e) of ERISA, or (d) a failure to make a required installment or other payment with respect to a Plan when due in accordance with Section 412 of the Code or Section 302 of ERISA which causes the total unpaid balance of missed installments and payments (including unpaid interest) to exceed $750,000.

         "Responsible Officer" shall mean Michael J. Barrist, Charles Piola, Jr. or Steven L. Winokur or such other person designated by the Borrowers and reasonably acceptable to Agent.

         "Security Agreement" shall have the meaning ascribed to such term in
Section 3.1(b) hereof.

         "Security Documents" shall have the meaning set forth in Section 3.1(e) hereof.

         "Solvent" means, with respect to any Person at any time, that at such time (a) the sum of the debts and liabilities (including, without limitation, contingent liabilities) of such Person is not greater than all of the assets of such Person at a fair valuation, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not incurred, will not incur, does not intend to incur, and does not believe that it will incur, debts or liabilities (including, without limitation, contingent liabilities) beyond such person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in, and is not about to engage in, a business or a transaction for which such person's property constitutes or would constitute unreasonably small capital, and (e) such Person is not otherwise insolvent as defined in, or otherwise in a condition which could in any circumstances then or subsequently render any transfer, conveyance, obligation or act then made, incurred or performed by it avoidable or fraudulent pursuant to, any Law that may be applicable to such Person pertaining to bankruptcy, insolvency or creditors' rights (including but not limited to the Bankruptcy Code of 1978, as amended, and, to the extent applicable to such Person, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any other applicable Law pertaining to fraudulent conveyances or fraudulent transfers or preferences).

         "Stock Payment" by any Person shall mean any dividend, distribution or payment of any nature (whether in cash, securities, or other property) on account of or in respect of any shares of the capital stock (or warrants, options or rights therefor) of such Person, including but not limited to any payment on account of the purchase, redemption, retirement, defeasance or acquisition of any shares of the capital stock (or warrants, options or rights therefor) of such Person, in each case regardless of whether required by the terms of such capital stock (or warrants, options or rights) or any other agreement or instrument.

         "Subsidiary" of a Person means (i) a corporation (a) at least 50% of the voting stock of which is at the time owned, directly or indirectly, by such Person and (b) of which such Person, directly or indirectly, has the right to elect a majority of the members of the board of directors either as a result of the ownership of a majority of the voting stock of such corporation or pursuant to a shareholders or other voting agreement or (ii) any partnership, joint venture, limited liability company or similar entity at least 50% of the total equity and voting interests of which (x) is at the time owned, directly or indirectly, by such Person whether in the form of membership, general, special or limited partnership, or otherwise and (y) such Person or any wholly owned Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

         "Super Majority Lenders" means, as of any date, Lenders otherwise eligible to vote pursuant to the terms of this Agreement holding, in the aggregate, at least 66 2/3% of the aggregate outstanding Loans and available Commitments so eligible to vote.

         "Target Acquisition" means that certain proposed acquisition by NCO Group of a Canadian company under an acquisition letter agreement.

         "Tax" means any federal, state, local or foreign tax assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

         "Third Party Claims" has the meaning set forth in Section 11.12 hereof.

         "Transaction Documents" means each of the material documents as may exist from time to time with such changes thereto as are permitted by the terms of this Agreement.

         "Type" means with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Prime Rate Loans, LIBO Rate Loans having a one-month Interest Period commencing on a specified date, LIBO Rate Loans having a two-month Interest Period commencing on a specified date, LIBO Rate Loans having a three-month Interest Period commencing on a specified date, and LIBO Rate Loans having a six-month Interest Period commencing on a specified date.

         "UCC" means the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania.

         "Unused Fee" has the meaning ascribed to such term in
Section 1.9 hereof.

         "United States Person" has the meaning ascribed to such term in Section
1.13 hereof.

         "Withdrawal Liability" has the meaning given to such term in ss.4201 of ERISA.

         10.2 CONSTRUCTION. In this Agreement and each other Loan Document, unless the context otherwise clearly requires,

                  (a) references to the plural include the singular, the singular the plural and the part the whole;

                  (b) "or" has the inclusive meaning represented by the phrase "and/or;"

                  (c) the terms "property" and "assets" each include all properties and assets of any kind or nature, tangible or intangible, real, personal or mixed, now existing or hereafter acquired;

                  (d) the words "hereof," "herein" and "hereunder" (and similar terms) in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document;

                  (e) the words "includes" and "including" (and similar terms) in this Agreement or any other Loan Document mean "includes, without limitation" and "including, without limitation," respectively whether or not stated; and

                  (f) references to "determination" (and similar terms) by any Lender include good faith estimates by such Lender (in the case of quantitative determinations) and good faith beliefs by such Lender (in the case of qualitative determinations).

No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting thereof shall apply to this Agreement or any other Loan Document. The section and other headings contained in this Agreement and in each other Loan Document, and any tables of contents contained herein or therein, are for reference purposes only and shall not affect the construction or interpretation of this Agreement or such other Loan Document in any respect. Whenever this Agreement requires the delivery of financial projections, it is understood that the projections shall be made in good faith, consistent with the Loan Documents and based on NCO Group's reasonable judgment as to the anticipated financial performance and results of operations. However, any such financial projections shall not constitute a representation or warranty that such future financial performance or results of operations will in fact be achieved.

         10.3 ACCOUNTING PRINCIPLES.

                  (a) As used herein, "GAAP" shall mean generally accepted accounting principles (other than as set forth herein as to consolidation) in the United States, applied on a basis consistent with the principles used in preparing the financial statements of NCO Group and its consolidated Subsidiaries as of December 31, 1996 and for the fiscal year then ended. When the word "consolidated" is used in this Agreement, it shall be used in a manner consistent with generally accepted accounting principles in the United States except that such principles relating to what entities shall be consolidated shall be superseded by any terms of this Agreement which designate what entities shall be consolidated for purposes relating hereto.

                  (b) Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Agreement shall be prepared, in accordance with GAAP and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 NOTICES. Unless otherwise expressly provided under this Agreement all notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party under the provisions of this Agreement (and unless otherwise specified, in each other Loan Document) shall be by telephone (immediately confirmed in writing) or in writing

(including facsimile communication) and if in writing shall be delivered by hand, nationally recognized overnight courier or U.S. mail or sent by facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages of this Agreement or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly provided in this Agreement, be effective (a) in the case of facsimile, when received, (b) in the case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective unless otherwise expressly provided, telephonic notices must be confirmed in writing no later than the next day by letter or facsimile, (d) if given by U.S. mail, the day after such communication is deposited in the mails with overnight first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, further, that notices to the Agent shall not be effective until received. Any Lender giving any notice to the Borrowers shall simultaneously send a copy of such notice to the Agent, and the Agent shall promptly notify the other Lenders of the receipt by it of any such notice. Except as otherwise provided in this Agreement, in the event of a discrepancy between any telephonic or written notice, the written notice shall control.

         11.2 PRIOR UNDERSTANDINGS; ENTIRE AGREEMENT. This Agreement and the other Loan Documents supersede all prior and contemporaneous understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein and therein except as expressly provided otherwise (e.g., certain fee agreements and fee arrangements with the Agent). This Agreement and the other Loan Documents represent the entire agreement between the parties to this Agreement with respect to the transactions contemplated hereby or thereby and, except as expressly provided herein or in the other Loan Documents, shall not be affected by reference to any other documents.

         11.3 SEVERABILITY. Every provision of this Agreement and each of the other Loan Documents is intended to be severable, and if any term or provision of this Agreement or any of the other Loan Documents shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         11.4 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement.

         11.5 GOVERNING LAW. This Agreement and the rights and obligations of the parties under this Agreement and under the other Loan Documents shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

         11.6 NON-MERGER OF REMEDIES. The covenants and obligations of the Borrowers and the rights and remedies of the Agent and other Lenders hereunder and under the other Loan Documents shall not merge with or be extinguished by the entry of a judgment hereunder or thereunder, and such covenants, obligations, rights and remedies shall survive any entry of a judgment until payment in full of the Obligations and termination of the Commitment. All obligations under the Loan Documents shall continue to apply with respect to and during the collection of amounts due under the Loan Documents or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms of this Agreement or of any rights under this Agreement or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings. Without limiting the generality of the foregoing, post-judgment interest rate shall be the interest rate provided in paragraph (d) of Section 1.8 (Default Rate) above.

         11.7 NO IMPLIED WAIVER; CUMULATIVE REMEDIES. No course of dealing and no delay or failure of the Agent or any other Lender in exercising any right, power or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Agent and the other Lenders under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which the Agent or any other Lender would otherwise have hereunder or thereunder, at law, in equity or otherwise. Any waiver of a specific default made in accordance with Section 11.8 below shall be effective only as to such specific default and shall not apply to any subsequent default.

         11.8 AMENDMENTS; WAIVERS. Any term, covenant, agreement or condition of any Loan Document to which the Lenders (or the Agent) are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Majority Lenders (or by the Agent at the direction of the Majority Lenders); provided, however, if the rights and duties of the Agent are affected thereby, such amendment or waiver must be executed by the Agent; and provided, further, that no such amendment or waiver shall be effective unless in writing and signed by each Lender referred to below, if it would

                  (a) increase such Lender's Commitment or the outstanding amount of such Lender's Loans, or

                  (b) extend the maturity of any Loan held by such Lender, or the time of any scheduled principal payment of any Loan of such Lender;

                  (c) decrease the rate of interest or amount of fees due to such Lender or decrease the principal amount in respect of any Loan of such Lender or extend the time of payment of interest or fees due to such Lender, provided that the written consent of the Majority Lenders, rather than the consent of all Lenders, shall be sufficient to waive imposition of the Default Rate,

                  (d) change the percentage of aggregate Commitments held by the Lenders which are required to consent to any proposed action under this Agreement before such action may be taken under this Agreement if such change could cause such Lender to lose its right to participate in such consent. Without limiting the generality of the foregoing, the requirements for the consent of Super Majority Lenders to acquisitions as provided in Section 6.9 and to the replacement of Michael Barrist as President and CEO of NCO Group may not be changed except in writing signed by each Lender;

and provided, further, that no such amendment or waiver shall be effective unless in writing and signed by all the Lenders if it would

                           (i) amend the definition of "Majority Lenders" or "Super-Majority Lenders" or

                           (ii) release any Borrower of its Obligations;

provided, however, the Agent may, without the consent of any Person, release any Borrower as a court of competent jurisdiction may direct, and provided further that for purposes of determining whether" all Lenders", "Super Majority Lenders", "the Majority Lenders" or "any Lender" has consented to any amendment or waiver, no effect shall be given to the determination of any Lender who has lost its right to vote pursuant to Sections 1.3(c) or 1.6(e).

Further, the Agent and the Lenders may amend or modify the provisions of Article 8 hereof (except for Section 8.9 (Successor Agent) and Article 11 hereof) without the need for any consent or approval from the Borrowers, it being acknowledged that the Borrowers are not third party beneficiaries of the provisions of said Article 9 (except for Section 9.9 (Successor Agent) and (y) without the consent of any Lenders, the Agent may enter into amendments and modifications to this Agreement and the other Loan Documents as necessary or desirable to cure any ambiguities herein or therein or to add additional Borrowers or add collateral.

         11.9 SUCCESSORS AND ASSIGNS

                  (a) Assignments by the Borrowers. Without the prior written consent of all of the Lenders, no Borrower may assign any of its rights or delegate any of its duties or obligations under this Agreement or any other Loan Document.

                  (b) Participations. Any Lender, with NCO Groups consent, may sell participations to one or more Eligible Institutions of all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment); provided, however, that, with respect to any Lender, (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations, (iii) all amounts payable by the Borrowers under this Agreement shall be determined as if such transferor Lender had not sold such participation and no participant shall be entitled to receive any greater amount pursuant to this Agreement than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred, (iv) such participant shall agree to be bound by the provisions of this Agreement and the other Loan Documents, and (v) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such transferor Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole rights and responsibility vis-a-vis the Borrowers to enforce the obligations of the Borrowers relating to the Loans including the right to approve any amendment, modification or waiver of any provision of this Agreement (except that such Lender may give its participants the right to direct such Lender to approve or disapprove any amendment, modification or waiver which would require such Lender's consent under clause (a) (b), (c), of the preceding Section 11.8).

                  (c) Assignments by Lenders. Each Lender may assign to one or more Eligible Institutions all or a portion of its interest, rights and obligations under this Agreement (including all or a portion of its Commitment) and the other Loan Documents; provided, however, that with respect to any assignment, (i) the aggregate principal amount of the interest, rights and obligations so assigned to any assignee may not be less than $5,000,000; (ii) unless the assignee is (prior to the effective time of the assignment) an existing Lender or an Affiliate of an existing Lender, the Agent and, if no Event of Default has occurred and is continuing, NCO Group (on behalf of the Borrowers) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), and (iii) the parties to each such assignment shall execute and deliver to the Agent and, unless an Event of Default has occurred and is continuing, NCO Group (on behalf of the Borrowers), for their acceptance, an Assignment and Acceptance Agreement in substantially the form attached hereto as Exhibit "N" (an "Assignment and Acceptance"), together with (A) any Note subject to such assignment, and (B) a processing and recordation fee of $3,500.00. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to NCO Group (on behalf of the Borrowers) and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes.

                  (d) Procedures Respecting Assignment. Upon their receipt of an Assignment and Acceptance executed by the assignor and the assignee, subject to the conditions set forth in the preceding paragraph (c), the Agent and (unless an Event of Default shall have occurred and be continuing) NCO Group (on behalf of the Borrowers) shall accept such Assignment and Acceptance. Within thirty
(30) days after such Assignment and Acceptance is signed and accepted by all parties and made effective, the Borrowers, at their own expense, shall execute and deliver to the Agent new Notes in exchange for the surrendered Notes, each to the order of such assignee in an amount equal to its portion of the Commitment and Loans, assigned to it pursuant to such Assignment and Acceptance and new Notes to the order of the assigning Lender in an amount equal to the Commitment and Loans retained by it. Such Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the date of such surrendered Notes (each assignee shall confirm in the Assignment and

Acceptance that, notwithstanding the date of the new Notes made in favor of such assignee, such assignee shall have no right to, or interest in, any fees or interest which shall have accrued on the Loans prior to the effective date of the Assignment and Acceptance). Cancelled or replaced Notes shall be returned to the Borrowers upon the execution of such new Notes.

                  (e) Assignments to Federal Reserve Bank. Notwithstanding any of the terms of this Section 11.9, without the consent of the Agent and the Borrowers, any Lender may assign all or any portion of its rights to payments in connection with this Agreement to a Federal Reserve Bank as collateral in accordance with Regulation A of the Board of Governors of the Federal Reserve System. Such assignment shall not affect any other rights or any obligations of the assigning Lender

         11.10 COUNTERPARTS; PHOTOCOPIED OR TELECOPIED SIGNATURE PAGES. Any Loan Document may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to any Loan Document shall be as effective as delivery of a manually executed counterpart of such Loan Document.

         11.11 MAXIMUM LAWFUL INTEREST RATE. Notwithstanding any provision contained in this Agreement or the Notes or any other Loan Document, the total liability of the Borrowers for payment of interest pursuant to this Agreement and the Notes shall not exceed the maximum amount of such interest permitted by Law to be charged, collected, or received from the Borrowers, and if any payment by the Borrowers includes interest in excess of such a maximum amount, each Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant to this Agreement and the Notes, or if none is due, to the other Obligations, if any, and then such excess shall be refunded to NCO Group (on behalf of the Borrowers).

         11.12 INDEMNIFICATION.

                  (a) Whether or not any fundings are made under this Agreement, the Borrowers jointly and severally shall unconditionally upon demand, pay or reimburse the Agent and other Lenders for, and indemnify and save the Agent, the other Lenders and their respective Affiliates, officers, directors, employees, agents, attorneys, shareholders and consultants (collectively, "Indemnitees") harmless from and against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time be imposed on, asserted against or incurred by such Indemnitee as a result of, or arising out of, or in any way related to or by reason of, this Agreement or any other Loan Document, any acquisition or transaction from time to time contemplated hereby or by any other Loan Document, or any transaction actually or proposed to be financed in whole or in part or directly or indirectly with the proceeds of any Loan, any transaction contemplated by the Transaction Documents but excluding any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements that the Borrowers prove were the result solely of the gross negligence or willful misconduct of such Indemnitee(s), as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing obligations of the Borrowers under this paragraph (a), or any other indemnification obligation of the Borrowers hereunder or under any other Loan Document are unenforceable for any reason, the Borrowers hereby agree, jointly and severally, to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

                  (b) Without limiting the generality of the foregoing, the Borrowers jointly and severally hereby indemnify and agree to defend and hold harmless each Indemnitee, from and against any and all claims, actions, causes of action, liabilities, penalties, fines, damages, judgments, losses, suits, expenses, legal or administrative proceedings, interest, costs and expenses (including court costs and reasonable attorneys', consultants' and experts' fees) arising out of or in any way relating to: (i) the use, handling, management, production, treatment, processing, storage, transfer, transportation, disposal, release or threat of release of any Environmental Concern Material by or on behalf of, any Borrower or any of its Environmental Affiliates; (ii) the presence of Environmental Concern Materials on, about, beneath or arising from any premises owned or occupied by any Borrower or any of its Environmental Affiliates (herein collectively, the "Premises"); (iii) the failure of any Borrower or Environmental Affiliate of a Borrower or any occupant of any Premises to comply with the Environmental Laws; (iv) any Borrower's breach of any of the representations, warranties and covenants contained herein or in any Loan Documents; (v) Regulatory Actions (as hereinafter defined) and Third Party Claims (as hereinafter defined); or (vi) the imposition or recording of a Lien against any Premises in connection with any release at, on or from any Premises or any activities undertaken on or occurring at any Premises, or arising from such Premises or pursuant to any Environmental Law. The Borrowers' indemnity and defense obligations under this section shall include, whether foreseeable or unforeseeable, any and all costs related to any remedial action. "Regulatory Action" means any notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, consent decree, action, litigation or proceeding brought or instituted by any governmental authority under or in connection with any Environmental Law involving any Borrower or any occupant of any of the Premises or involving any of the Premises or any activities undertaken on or occurring at any Premises. "Third Party Claims" means claims by a party (other than a party to this Agreement and other than Regulatory Actions) based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Environmental Concern Materials on, about, beneath or arising from any Premises or in any way related to any alleged violation of any Environmental Laws or any activities undertaken on or occurring at any Premises.

                  (c) The indemnities contained herein shall survive repayment of the Obligations, termination of the Commitment and satisfaction, release, and discharge of the Loan Documents, whether through full payment of the Loans, foreclosure, deed in lieu of foreclosure or otherwise.

                  (d) The foregoing amounts are in addition to any other amounts which may be due and payable to the Agent and/or the Lenders under this Agreement. A certification by the Agent or a Lender hereunder of the amount of liabilities, losses, costs, expenses, claims and/or charges shall be conclusive, absent manifest error.

         11.13 EXPENSES

                  Whether or not there shall be any funding hereunder, the Borrowers agree, jointly and severally, to pay promptly or cause to be paid promptly and to hold harmless

                                  (i) the Agent (and after an Event of Default,
                  and for the period in which the same shall continue, each Lender) against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of counsel, including local counsel, auditors, consulting engineers, appraisers, and all other professional, accounting, evaluation and consulting costs) incurred by it from time to time arising from or relating to (1) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents, (2) the administration and performance of this Agreement and the other Loan Documents, and (3) any requested amendments, modifications, supplements, waivers or consents (whether or not ultimately entered into or granted) to this Agreement or any other Loan Document;

                                 (ii) the Agent (and, with respect to clause (2)
                  of this paragraph (ii) after an Event of Default, and for the period in which the same shall continue, each Lender) against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of counsel, including local counsel, auditors, consulting engineers, appraisers, and all other professional, accounting, evaluation and consulting costs) incurred by it from time to time arising from or relating to the enforcement or preservation of rights under, or administration of, this Agreement or any other Loan Document (including but not limited to any such costs or expenses arising from or relating to (1) collection or enforcement of an outstanding Loan, Obligation, and (2) any litigation, proceeding, dispute, work-out, restructuring or rescheduling related in any way to this Agreement or the other Loan Documents); and

                                (iii) each Lender against liability for all
                  stamp, document, transfer, recording, filing, registration, search, sales and excise fees and taxes and all similar impositions now or hereafter determined by any Lender to be payable in connection with this Agreement or any other Loan Documents.

         11.14 MAXIMUM AMOUNT OF JOINT AND SEVERAL LIABILITY. To the extent that applicable Law otherwise would render the full amount of the joint and several obligations of any Subsidiary of NCO Group hereunder and under the other Loan Documents invalid or unenforceable, such Borrower's obligations hereunder and under the other Loan Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that each Borrower's obligations hereunder and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section 11.14 were not a part of this Agreement.

         11.15 AUTHORIZATION OF NCO GROUP BY OTHER BORROWERS.

                  (a) Each of the Borrowers hereby irrevocably authorizes NCO Group to give notices, make requests, make payments, receive payments and notices, give receipts and execute agreements, make agreements or take any other action whatever on behalf of such Borrower under and with respect to any Loan Document and each Borrower shall be bound thereby. This authorization is coupled with an interest and shall be irrevocable, and the Agent and each Lender may rely on any notice, request, information supplied by NCO Group and every document executed by NCO Group, agreement made by NCO Group or other action taken by NCO Group in respect of the Borrowers or

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any thereof as if the same were supplied, made or taken by any or all Borrowers.
Without limiting the generality of the foregoing, the failure of one or more Borrowers to join in the execution of any writing in connection herewith shall not, unless the context clearly requires, relieve any such Borrower from obligations in respect of such writing.

                  (b) The Borrowers acknowledge that the credit provided hereunder is on terms more favorable than any Borrower acting alone would receive and that each Borrower benefits indirectly from all Loans and Letters of Credit hereunder. NCO Group and, subject only to the terms of the preceding paragraph (a), each of the other Borrowers, shall be jointly and severally liable for all Obligations, regardless of, inter alia, which Borrower requested (or received the proceeds of) a particular Loan.

         11.16 CERTAIN WAIVERS BY BORROWERS. Each Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that any Lender exhaust any right or take any action against any other Borrower or any other Person or any collateral or other direct or indirect security for any of the Obligations. Without limiting the generality of the foregoing, each Borrower acknowledges and agrees that the Agent or other Lender may commence an action against such Borrower whether or not any action is brought against any other Borrower or against any collateral and it shall be no defense to any action brought against any Borrower that the Lenders have failed to bring an action against any other Borrower or any Collateral.

         11.17 SET-OFF. The Borrowers hereby agree that, to the fullest extent permitted by Law, if any Loan shall be due and payable (by acceleration or otherwise), each Lender shall have the right, without notice to any Borrower, to set-off against and to appropriate and apply to such Loan any indebtedness, liability or obligation of any nature owing to any Borrower by such Lender, including but not limited to all deposits now or hereafter maintained by any Borrower with such Lender but not including any escrow account maintained by any Borrower. Such right shall exist whether or not such Lender or any other Person shall have given notice or made any demand to any Borrower or any other Person. The Borrowers hereby agree that, to the fullest extent permitted by Law, any participant and any Affiliate of any Lender or any participant shall have the same rights of set-off as a Lender as provided in this Section 11.17. The rights provided by this Section 11.17 are in addition to all other rights of set-off and banker's lien and all other rights and remedies which any Lender (or any such participant, or Affiliate) may otherwise have under this Agreement, any other Loan Document, at law or in equity, or otherwise.

         11.18 SHARING OF COLLECTIONS. The Lenders hereby agree among themselves that if any Lender shall receive (by voluntary

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payment, realization upon security, charging of accounts, set-off or from any other source) any amount on account of the Obligations in greater proportion than any such amount received by any other Lender (based on the relative amount of each such Lender's interest in the Obligations), then the Lender receiving such proportionately greater payment shall notify each other Lender and the Agent of such receipt, and equitable adjustment will be made in the manner stated in this Section 11.18 so that, in effect, all such excess amounts will be shared ratably among all of the Lenders. The Lender receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other Lenders a participation in the applicable Obligations owed to such other Lenders in such amount as shall result in a ratable sharing by all Lenders of such excess amount (and to such extent the receiving Lender shall be a participant). If all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Lender making such purchase. The Borrowers hereby consent to and confirm the foregoing arrangements. Each participant shall be bound by this Section 11.18 as fully as if it were a Lender hereunder.

         11.19 OTHER LOAN DOCUMENTS. Each Lender acknowledges that on signing this Agreement it is bound by the terms of the Loan Documents.

         11.20 CERTAIN BORROWER ACKNOWLEDGEMENTS. Each Borrower hereby acknowledges that neither the Agent nor any other Lender has any fiduciary relationship with, or any fiduciary duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents and the relationship between the Agent and the other Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

         11.21 CONSENT TO JURISDICTION, SERVICE AND VENUE; WAIVER OF JURY TRIAL.

                  (a) Consent to Jurisdiction. For the purpose of enforcing payment and performance of the Loan Documents, including, any payment under the Notes and performance of other obligations under the Loan Documents, or in any other matter relating to, or arising out of, the Loan Documents, each of the Borrowers hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such state, waive personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to NCO Group (on behalf of the applicable Borrowers) at the address provided for

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in Section 11.1 and service so made shall be deemed to be completed upon actual receipt or execution of a receipt by any Person at such address. Each of the Borrowers hereby waives the right to contest the jurisdiction and venue of the courts located in the Commonwealth of Pennsylvania on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against (a) the Agent in any court outside the Commonwealth of Pennsylvania, or (b) any other Lender other than in a state within the United States designated by such Lender. The provisions of this Section 11.21 shall not limit or otherwise affect the right of the Agent or any other Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.

                  (b) WAIVER OF JURY TRIAL; DAMAGES. NEITHER ANY LENDER NOR ANY BORROWER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR INVOLVING ANY COLLATERAL OR ANY GUARANTY RELATING TO THE INDEBTEDNESS HEREUNDER OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NO SUCH PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS
SECTION 11.21 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (I) CERTIFIES THAT NEITHER THE AGENT NOR ANY LENDER NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH (B) OF SECTION 11.21. THE PROVISIONS OF THIS SECTION 11.21 HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 11.21 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         11.22 MOST FAVORED BORROWER. Notwithstanding anything in this Agreement to the contrary, Borrowers are required to pay taxes, charges and other amounts to Lender(s) and/or Agent under Sections 1.13, 2.2, 2.3 and 2.4 only if, and to the extent, such Lender(s) and/or Agent charge similarly situated borrowers similar amounts under similar circumstances.


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



                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.

ATTEST:                             NCO GROUP, INC.
                                    NCO FINANCIAL SYSTEMS INC.
                                    NCO TELESERVICES, INC.
                                    CRWF ACQUISITION, INC.
                                    K & K ACQUISITION, INC.
                                    NCO FINANCIAL SYSTEMS OF MI, INC.
                                    NCO FINANCIAL SYSTEMS OF NC, INC.
                                    MANAGEMENT ADJUSTMENT BUREAU, INC.
                                    CREDIT ACCEPTANCE CORP.
                                    ADVANTAGE FINANCIAL SERVICES, INC.
                                    AMERICAN TRANS SERVICE BUREAU, INC.
                                    ADVANTAGE SOUTHEAST, INC.
                                    GOODYEAR & ASSOCIATES, INC.
                                    NCO FUNDING, INC.
                                    CRW TEXAS, INC.
                                    CRW CALIFORNIA, INC.



By /s/ Joshua Gindin                By /s/ Michael J. Barrist, CEO
   ------------------------           ---------------------------------
as Secretary of                     MICHAEL J. BARRIST
each Borrower                       as President and Chief
                                    Executive Officer of each
                                    Borrower
[Corporate Seals]


                                    Address for Notices to each
                                    Borrower:

                                    c/o NCO Group, Inc.
                                    515 Pennsylvania Avenue
                                    Fort Washington, PA  19034
                                    Attn:  MICHAEL J. BARRIST
                                    Telephone:  (215) 793-2101
                                    Facsimile:  (215) 793-2908


with copies to:                     BLANK ROME COMISKY & McCAULEY LLP
                                    One Logan Square, 10th Floor
                                    Philadelphia, PA  19103
                                    Attn:  Joel C. Shapiro, Esq.
                                    Telephone:  (215) 569-5476
                                    Facsimile:  (215) 569-5555
and to:                              JOSHUA GINDIN, ESQ.
                                     1700 Two Logan Square
                                     18th & Arch Streets
                                     Philadelphia, PA  19103
                                     Telephone:  (215) 567-5830
                                     Facsimile:  (215) 636-0366


                                     MELLON BANK, N.A.



                                     By /s/ Liz A. Lambert
                                       -------------------------------
                                     LIZ A. LAMBERT
                                     Title:  Assistant Vice President


                                     Address for Notices:

                                     Plymouth Meeting Executive Campus
                                     610 West Germantown Pike, Suite 200
                                     Plymouth Meeting, PA  19462
                                     Attn:  LIZ A. LAMBERT
                                     Telephone:  (610) 941-8423
                                     Facsimile:  (610) 941-4136

with a copy to:                      DRINKER BIDDLE & REATH LLP
                                     1000 Westlakes Drive, Suite 300
                                     Berwyn, PA  19312
                                     Attn:  George V. Strong, III, Esq.
                                     Telephone:  (610) 993-2218
                                     Facsimile:  (610) 993-8585



                                      -99-